[logo] Limited Term New York Municipal Fund


                           [graphic of NY state map]

                  [Limited Term NY Municipal Fund bullet logo]


                                                                   ANNUAL REPORT
                                                               December 31, 1999

Tax-Free

Income for

Cautious

New York

Investors

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest
(front cover)

"Limited Term New York Municipal Fund . . .
--------------------------------------------
offers returns competitive with the
average Empire State long-term
muni fund, which is significantly more
volatile."

          Morningstar's Limited Term New York Municipal Fund Analysis September 8, 1999

          Morningstar, Inc. is a nationally recognized mutual fund rating service.

================================================================================

[Limited Term NY Muni Fund bullet logo]            [five stars]



Limited Term New York Municipal Fund (Class A shares) has received Morningstar's highest 5-star overall ranking at December 31, 1999. The 3-year and 5-year Morningstar rankings for the periods ended 12/31/99 are five stars and five stars, respectively. 1,623, and 1,348 municipal bond funds were rated for these 3- and 5- year periods, respectively.*

* Overall star rankings are based on a weighted average of the Fund's 3- and 5-year rankings. Ten percent of the funds in an investment category receive five stars (highest), 22.5% receive four stars (above average), 35% receive three stars (average), 22.5% receive two stars (below average), and 10% receive one star (lowest). Morningstar proprietary star rankings reflect historical risk-adjusted total return as of December 31, 1999. The rankings are subject to change every month. Rankings are based on past performance, which is no guarantee of future results. Morningstar rankings are calculated from the fund's three- and five- year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.

(inside front cover)

[photo]
Bridget A. Macaskill
President
Limited Term New York
Municipal Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

     Whenever a new year begins -- let alone a new decade or century -- it makes sense to pause a moment to assess where we've been and where we're going.
     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.
     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.
     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed ten years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually -- and perhaps very suddenly -- return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

      Sincerely,

      /s/ Bridget A. Macaskill

      Bridget A. Macaskill
      January 24, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.

                     1 LIMITED TERM NEW YORK MUNICIPAL FUND

THE "ROCHESTER" WAY WITH MUNICIPAL BONDS
--------------------------------------------------------------------------------

[Limited Term NY Municipal Fund bullet logo]

[Oppenheimer PA Municipal Fund bullet logo]

[Rochester Fund Municipals bullet logo]

     OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of December 31, 1999, OppenheimerFunds, Inc. (including subsidiaries) manages assets of more than $120 billion, including investment companies with more than 5 million shareholder accounts.
     The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of regional municipal bond funds. These Funds -- Rochester Fund Municipals, the Limited Term New York Municipal Fund, and the Oppenheimer Pennsylvania Municipal Fund -- pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market.(1) Most investors recognize that the greatest advantage of mutual fund investing is professional management: the devotion of an investment team to broadly diversify the fund's portfolio, continually review each holding and analyze new issues. All to reduce the potential impact of adversity and create an investment with the potential to earn high yields.
     Here in Rochester, we believe that the strengths of our portfolio management style go even further. In addition to reviewing the broad spectrum of New York municipal issues generally available, Limited Term New York Municipal Fund pursues special situations often overlooked by the market in general. When properly investigated, selected for their potential and folded into the portfolio, these issues not only broaden diversity but have the potential to increase the Fund's yield as well.
     We look to smaller issuers throughout the State, because they typically provide higher yields than larger issuers of equivalent credit quality. Smaller issuers are also receptive to our preference for graduated payment of principal, creating a "sinking fund" payment schedule that enables us to accelerate the debt schedule, thereby both increasing the return on investment and reducing the duration of the loan. We believe that careful credit research on unrated issues can also be very rewarding, as some highly creditworthy issuers intentionally opt to forego the expense of obtaining a credit rating. Mindful of the Limited Term Fund's maximum 5% exposure to issues rated below investment- grade, we analyze unrated issues to determine the true risks weighed against their yield, in hopes of providing shareholders with a favorable risk/reward trade-off in this segment of the portfolio.
     Our commitment to internal investment research also enables us to focus our attention on premium callable bonds, delving beyond the call date and analyzing the bonds' structure and covenants. This process helps us isolate characteristics that indicate whether the issue may go

                     2 LIMITED TERM NEW YORK MUNICIPAL FUND
uncalled long after a stated call date, thereby providing above-market yields and very low price volatility.
     And we "scavenger hunt" in the secondary markets, seeking to purchase bonds in small quantities -- below $100,000 -- that add incrementally small but eventually significant yield to the portfolio.
     Refined since the inception of Rochester Fund Municipals in May of 1986, the unique investment approach of each of these Funds has proven to be beneficial. Evaluating and negotiating these opportunities takes time and effort, but we believe if you are paying for portfolio management, you should demand and receive the extra effort and resourcefulness necessary to enhance the portfolio.

1. The Oppenheimer Pennsylvania Municipal Fund is not available in all states. Please consult your financial advisor for more details.


THE FUND'S DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------

     Diversification is one way the Limited Term New York Municipal Fund really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly rated issues would dilute a primary advantage of mutual fund investing -- professional management.
     Instead, we strategically arrange a variety of bonds from many municipal sectors throughout New York State. We rely on our own research to assess the value of those under consideration. And we capitalize on our market experience and trading strategies when buying investments that have met our criteria.
     As of December 31, 1999, Limited Term New York Municipal Fund's portfolio consisted of nearly 1,100 different securities. Here's the percentage breakdown:

BY MUNICIPAL SECTOR ON 12/31/99 AS A PERCENTAGE OF INVESTMENTS

Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.

General Obligation                 20.1%
----------------------------------------
Hospital/Healthcare*                9.4%
----------------------------------------
Marine/Aviation Facilities          9.2%
----------------------------------------
Municipal Leases                    8.8%
----------------------------------------
Multifamily Housing                 8.6%
----------------------------------------
Electric Utilities                  8.3%
----------------------------------------
Resource Recovery                   5.4%
----------------------------------------
Higher Education                    5.2%
----------------------------------------
Single Family Housing               4.6%
----------------------------------------
Pollution Control                   4.2%
----------------------------------------
Nonprofit Organization              3.3%
----------------------------------------
Highways/Railways                   3.3%
----------------------------------------
Manufacturing, Non-Durable Goods    2.2%
----------------------------------------
Water Utilities                     1.6%
----------------------------------------
Gas Utilities                       1.5%
----------------------------------------
Sales Tax Revenue                   1.4%
----------------------------------------
Manufacturing, Durable Goods        1.0%
----------------------------------------
Other                               1.9%
----------------------------------------
  TOTAL                           100.0%


HOSPITAL/HEALTHCARE IN DETAIL

Insured (FHA or SONYMA Insurance)                 2.6%
------------------------------------------------------
Insured (Private Municipal Bond Insurance)        1.8%
------------------------------------------------------
Backed, New York State Appropriations             1.3%
------------------------------------------------------
Prerefunded                                       1.3%
------------------------------------------------------
Neither insured or otherwise enhanced             2.4%
------------------------------------------------------
   TOTAL                                          9.4%


* Regarding the Fund's second largest municipal sector, Hospital/Healthcare, investors should note that the majority of these holdings have "belt-and-suspenders" credit support from both the hospitals' revenues and a variety of backup guarantees.


                     3 LIMITED TERM NEW YORK MUNICIPAL FUND

[photo]
Ronald H. Fielding, CFA
Founded the Rochester Funds in May, 1983.
Ron is joined by his portfolio management team of Anthony A. Tanner, CFA and Daniel G. Loughran, CFA

DEAR FELLOW SHAREHOLDERS,
--------------------------------------------------------------------------------

     We are pleased to provide shareholders of Limited Term New York Municipal Fund with the Fund's 1999 Annual Report. When we launched the Fund over eight years ago, we believed that investors would recognize that reaching for the highest yield is not always the best investment strategy -- that there are rewards to reducing risk, and approaching the market with a degree of caution.
     1999 proved to be a particularly good year to be cautious. While the improving national economy helped produce budget surpluses and credit upgrades in New York, it caused the Federal Reserve Board and investors to worry about higher inflation rates in the future. As a result, interest rates rose, and this adversely affected bond prices, including those held by Limited Term New York Municipal Fund. In general, municipals did fare better than U.S. government bonds, but nearly all bond indices posted negative returns for the year.
     While we are not happy to report a negative number for the Fund's 1999 total return, we can easily demonstrate the advantages that this 'cautious' investment approach provided. According to Lipper Analytical Services, Inc., a respected authority on mutual fund statistics, the Fund's Class A share 1-year total return of -0.87% was significantly better than the -4.89% median return experienced by the 102 longer-term New York State municipal funds for the same period.(1)
     The Fund also continued its efforts to provide tax relief by seeking tax-free income for shareholders.(2) As of December 31, 1999, the Fund's Class A shares provided a dividend yield, at Net Asset Value, of 4.51%.(3)
     These statistics are more than mere performance reporting; they are, in fact, a very topical demonstration of the attractive risk/reward trade-off presented by the Fund. The Fund's "limited term" maturity horizon is pre-positioned to carry less market price risk than longer-term bonds and bond funds. The volatile nature of such longer-term investments can make them more rewarding, but we believe that investors seeking to balance both safety and yield are well served by the Limited Term New York Municipal Fund.
     As we enter the new year, we anticipate that the Fund's risk/reward profile will remain very compelling when compared to more volatile fixed-income alternatives. The financial markets have always moved in cycles, and they will continue to do so. Down markets like 1999 can create exceptional buying opportunities for investors who choose to seek good value.
     We currently see those values throughout New York State and look forward to reporting on the Fund's progress in coming quarters.

     Sincerely,

     /s/ Ronald Fielding

     Ronald H. Fielding, CFA
     Senior Vice President, OppenheimerFunds, Inc.
     February 10, 2000

1. As calculated by Lipper Analytical Services, Inc. Lipper calculations of performance do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Please refer to the table for the Fund's standardized performance figures.
2. During the last fiscal year, the Fund did not pay capital gains distributions. However, some investors may still be subject to the alternative minimum tax, in which case a portion of the Fund's distributions may increase that tax. Please see page 43 for details.
3. As of 12/31/99, Limited Term New York Municipal Fund's (Class A shares) 30-day SEC yield was 4.41%. Dividend yield at NAV (based on last distribution) is annualized and divided by period-end Net Asset Value. Standardized yield (based on net investment income for the 30-day period ended 12/31/99) is annualized and divided by the period-end offering price. Falling net asset values will tend to artificially raise yields.
     All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                     4 LIMITED TERM NEW YORK MUNICIPAL FUND

[photo]

The Rochester Funds Investment Team (l to r)
RONALD H. FIELDING, CFA
Senior Vice President, Portfolio Manager and
Chief Strategist, Rochester Division
ANTHONY A. TANNER, CFA
Vice President and Portfolio Manager,
Rochester Division
DANIEL G. LOUGHRAN, CFA
Vice President and Senior Research Analyst,
Rochester Division
RICHARD A. STEIN, CFA
Vice President-Credit Analysis, Rochester Division
JAMES E. BRAGG
Credit Analyst, Rochester Division
CHRISTOPHER D. WEILER, CFA
Assistant Vice President-Credit Analysis,
Rochester Division


[line graph]
MONTHLY VOLATILITY-The Inside Track of the
Limited Term New York Municipal Fund

                                          Monthly Percentage Change in Value

               Limited Term NY          Merrill Lynch 3-7 Year   Merrill Lynch 22+Year        Merrill Lynch 3-5 Year
               Municipal Fund NAV       Municipal Index          Municipal Index              U.S. Treasury Index
---------------------------------------------------------------------------------------------------------------------
Dec-94              0.32                     0.480                     1.265                         -0.171
---------------------------------------------------------------------------------------------------------------------
Jan-95              0.95                     0.195                     3.173                          1.204
---------------------------------------------------------------------------------------------------------------------
Feb-95              0.63                     1.698                     3.307                          1.820
---------------------------------------------------------------------------------------------------------------------
Mar-95              0.31                     0.129                    -0.639                         -0.0600
---------------------------------------------------------------------------------------------------------------------
Apr-95              0.00                     0.277                    -1.348                          0.773
---------------------------------------------------------------------------------------------------------------------
May-95              1.25                     1.776                     2.927                          3.387
---------------------------------------------------------------------------------------------------------------------
Jun-95             -0.62                    -0.313                    -1.835                          0.200
---------------------------------------------------------------------------------------------------------------------
Jul-95              0.00                     0.367                     0.396                         -0.828
---------------------------------------------------------------------------------------------------------------------
Aug-95              0.62                     0.469                     0.421                          0.279
---------------------------------------------------------------------------------------------------------------------
Sep-95              0.31                    -0.421                     1.066                          0.202
---------------------------------------------------------------------------------------------------------------------
Oct-95              0.31                    -0.002                     0.810                          0.652
---------------------------------------------------------------------------------------------------------------------
Nov-95              0.31                     0.964                     2.332                          1.078
---------------------------------------------------------------------------------------------------------------------
Dec-95              0.00                    -0.190                     1.283                          0.496
---------------------------------------------------------------------------------------------------------------------
Jan-96             -0.30                     0.700                    -0.281                          0.573
---------------------------------------------------------------------------------------------------------------------
Feb-96             -0.31                    -0.586                    -1.233                         -1.993
---------------------------------------------------------------------------------------------------------------------
Mar-96             -0.61                    -1.269                    -2.259                         -1.504
---------------------------------------------------------------------------------------------------------------------
Apr-96             -0.62                    -0.418                    -1.007                         -1.270
---------------------------------------------------------------------------------------------------------------------
May-96              0.00                    -0.465                    -0.309                         -1.066
---------------------------------------------------------------------------------------------------------------------
Jun-96              0.00                     0.098                     0.956                          0.624
---------------------------------------------------------------------------------------------------------------------
Jul-96              0.31                     0.515                     0.530                         -0.421
---------------------------------------------------------------------------------------------------------------------
Aug-96              0.00                     0.249                    -0.742                         -0.667
---------------------------------------------------------------------------------------------------------------------
Sep-96              0.31                     0.260                     1.451                          1.054
---------------------------------------------------------------------------------------------------------------------
Oct-96              0.31                     0.488                     0.534                          1.486
---------------------------------------------------------------------------------------------------------------------
Nov-96              0.62                     0.794                     1.366                          1.037
---------------------------------------------------------------------------------------------------------------------
Dec-96             -0.31                    -0.554                    -0.998                         -1.603
---------------------------------------------------------------------------------------------------------------------
Jan-97              0.00                    -0.215                    -0.962                         -0.251
---------------------------------------------------------------------------------------------------------------------
Feb-97              0.31                     0.329                     0.527                         -0.589
---------------------------------------------------------------------------------------------------------------------
Mar-97             -0.92                    -1.477                    -2.077                         -1.474
---------------------------------------------------------------------------------------------------------------------
Apr-97              0.31                    -0.215                     0.940                          0.782
---------------------------------------------------------------------------------------------------------------------
May-97              0.62                     0.742                     1.355                          0.202
---------------------------------------------------------------------------------------------------------------------
Jun-97              0.31                     0.748                     0.746                          0.486
---------------------------------------------------------------------------------------------------------------------
Jul-97              1.22                     1.244                     3.594                          2.038
---------------------------------------------------------------------------------------------------------------------
Aug-97             -0.30                    -1.054                    -1.917                         -1.353
---------------------------------------------------------------------------------------------------------------------
Sep-97              0.30                     0.595                     0.839                          0.764
---------------------------------------------------------------------------------------------------------------------
Oct-97              0.00                    -0.054                     0.467                          1.065
---------------------------------------------------------------------------------------------------------------------
Nov-97              0.00                    -0.014                     0.343                         -0.561
---------------------------------------------------------------------------------------------------------------------
Dec-97              0.60                     0.570                     1.401                          0.501
---------------------------------------------------------------------------------------------------------------------
Jan-98              0.30                     0.412                     0.787                          1.317
---------------------------------------------------------------------------------------------------------------------
Feb-98              0.00                    -0.224                    -0.475                         -0.852
---------------------------------------------------------------------------------------------------------------------
Mar-98             -0.30                    -0.308                    -0.300                         -0.233
---------------------------------------------------------------------------------------------------------------------
Apr-98             -0.60                    -0.807                    -1.382                         -0.109
---------------------------------------------------------------------------------------------------------------------
May-98              0.90                     0.850                     1.754                          0.216
---------------------------------------------------------------------------------------------------------------------
Jun-98              0.00                    -0.134                     0.121                          0.280
---------------------------------------------------------------------------------------------------------------------
Jul-98             -0.30                    -0.073                    -0.220                         -0.172
---------------------------------------------------------------------------------------------------------------------
Aug-98              0.90                     1.016                     1.506                          2.643
---------------------------------------------------------------------------------------------------------------------
Sep-98              0.30                     0.529                     1.155                          2.801
---------------------------------------------------------------------------------------------------------------------
Oct-98             -0.30                    -0.227                    -1.033                         -0.118
---------------------------------------------------------------------------------------------------------------------
Nov-98              0.00                    -0.322                     0.171                         -1.366
---------------------------------------------------------------------------------------------------------------------
Dec-98              0.00                     0.128                    -0.498                         -0.187
---------------------------------------------------------------------------------------------------------------------
Jan-99              0.30                     0.754                     0.826                          0.078
---------------------------------------------------------------------------------------------------------------------
Feb-99             -0.59                    -0.723                    -0.946                         -3.055
---------------------------------------------------------------------------------------------------------------------
Mar-99             -0.30                    -0.389                    -0.353                          0.557
---------------------------------------------------------------------------------------------------------------------
Apr-99              0.00                    -0.088                    -0.266                         -0.44
---------------------------------------------------------------------------------------------------------------------
May-99             -0.60                    -0.835                    -1.395                         -1.605
---------------------------------------------------------------------------------------------------------------------
Jun-99             -1.20                    -1.545                    -2.412                         -0.302
---------------------------------------------------------------------------------------------------------------------
Jul-99              0.00                     0.395                    -0.727                         -0.519
---------------------------------------------------------------------------------------------------------------------
Aug-99             -1.22                    -0.408                    -2.575                         -0.410
---------------------------------------------------------------------------------------------------------------------
Sep-99             -0.31                    -0.317                    -1.363                          0.366
---------------------------------------------------------------------------------------------------------------------
Oct-99             -0.93                    -0.780                    -2.672                         -0.690
---------------------------------------------------------------------------------------------------------------------
Nov-99              0.00                     0.205                     0.637                         -0.773
---------------------------------------------------------------------------------------------------------------------
Dec-99             -0.62                    -0.706                    -2.057                         -0.998
---------------------------------------------------------------------------------------------------------------------

[key]

(pink)    Limited Term New York Municipal Fund NAV
(orange)  Merrill Lynch 22+ Year Municipal Index
(green)   Merrill Lynch 3-7 Year Municipal Index
(blue)    Merrill Lynch 3-5 Year Treasury Index

     This graph compares monthly percentage changes in the Net Asset Value of Limited Term New York Municipal Fund Class A shares with periodic price return percentage changes of the Merrill Lynch Municipal Index (3-7 years), the Merrill Lynch Municipal Index (22+ years) and Merrill Lynch U.S. Treasury Index (3-5 years) for the 5-year period ended December 31, 1999.
     The Merrill Lynch Municipal Index (22+ years), a subset of the Merrill Lynch Municipal Master Index, consists of municipal bonds having maturities of twenty two or more years. This index is included to illustrate differences in volatility between longer-term and shorter-term instruments. The Merrill Lynch Municipal Index (3-7 years) consists of municipal bonds having maturities of between three and seven years. Therefore, it includes municipal bonds that more closely resemble those of the municipal bonds in which the Fund invests. The Merrill Lynch U.S. Treasury Index (3-5 years) is a subset of the Merrill Lynch Treasury Securities Master Index, and consists of United States Treasury Securities having maturities of between three and five years. Unlike an investment in the Fund, the interest and principal of a U.S. Treasury security is guaranteed.
     Index performance does not reflect reinvestment of dividends, the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's investments are not limited to the securities in any of the indices. Past performance is not predictive of future results.

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

     The past year was a challenging year for bond markets.
     During 1999, the Federal Reserve Board believed that sustained economic growth had created the potential for inflationary pressures, and in June, began raising short-term interest rates. Under the leadership of Chairman Alan Greenspan, the Federal Reserve raised the target on "Fed funds" (the overnight borrowing rate between banks) by 0.25% on three separate occasions -- June 30, August 24 and November 16, 1999.
     During this period of interest rate increases, the Limited Term New York Municipal Fund performed well, providing competitive tax-free income and fair, although not perfect, stability of principal, due in large part to the Fund's shorter average effective maturity than many of its peers.
     Investors should consider average effective maturity an important factor when choosing a bond fund. Most municipal bond funds are comprised of longer maturity bonds; they pay a potentially higher yield, but experience market price volatility that translates into fluctuating share prices. Shorter maturity bonds typically experience less volatility. As an issue moves closer to final maturity, it is less likely to experience price fluctuations. The result? Shorter-term issues generally provide a competitive (although somewhat lower) yield with less volatility than longer issues. And the Limited Term New York Municipal Fund seeks an average effective maturity of no more than 5 years, generating tax-free income by investing in short and intermediate maturities.
     Please note the chart detailing the Fund's volatility, or change in share price, during the past five years. And remember, this details percentage changes in Net Asset Value (NAV) and is not representative of the Fund's overall performance. See the table of Average Annual Total Returns for complete details.
     As we would expect, the Fund's "limited term" NAV has fluctuated far less than the value of a portfolio of longer-term municipal bonds. In fact, over the past five years -- a period of significant interest rate movement -- the price variation of the Fund has stayed between $3.15 and $3.40. During 1999, this was between $3.19 and $3.38.
     For further comparison, we have also plotted U.S. Treasuries (considered by many investors to be the safest investment) and an unmanaged portfolio of similar-to-shorter maturity municipal bonds. Note the cycles of each of these asset classes. By their very nature, municipal bond funds cannot run too far removed from the market cycles of municipal bonds. In fact, not one of the 102 New York State Municipal Debt Funds tracked by Lipper Analytical Services, Inc. recorded a gain during the course of 1999.(1)
     The value of an investment through market cycles will exhibit volatility. It would be nice to only post positive returns for every time period, but it is precisely the ebb and flow of financial markets that enables us to capture opportunity and seek healthy long-term performance. In fact, 1999 produced investment opportunities seldom seen in the municipal market. For the better part of the


                     5 LIMITED TERM NEW YORK MUNICIPAL FUND

MANAGEMENT DISCUSSION AND ANALYSIS continued
--------------------------------------------------------------------------------

year, municipal bonds and municipal bond funds represented good value compared to most other asset classes. Typically, municipal bond yields are 80-85% of Treasury bond yields. They are lower because their exemption from federal income tax makes them more in demand by individual taxpayers. Yet toward the end of the year, we purchased bonds producing 95-100% of yields generated by comparable U.S. Treasury securities. (This market condition continues to exist -- see the section entitled "Why Now is a Good Time for Municipal Bonds," in this report.) And, as interest rates rose, the yield advantage offered by lower-rated issues increased, rewarding the efforts of our own internal research group.
     In our experience, we can remember few other times when the market has so clearly favored municipals -- especially considering that municipal income is generally free of federal, New York State and New York City personal income taxes.(2)
     The New York economy remained healthy throughout this reporting period, with numerous state agencies experiencing increases in their credit rating. New York State Appropriation Debt was also raised from a BBB+ to A- credit by Standard and Poor's. And New York municipal bonds have also been less volatile than other fixed income securities, including Treasury issues, during the period.
     As a matter of management style in virtually any economic environment, we seek to diversify the Fund's portfolio in an effort to minimize the potential impact of adversity in any one particular market sector, region or maturity. Despite the increased market demand for smaller issues (a direct result of the scarcity of larger, more popular paper), the Fund's investment strategy continued to successfully emphasize very broad diversification with 1,072 different bonds (as of 12/31/99) from across New York State and qualified U.S. Possessions.
     Naturally, as we uncover new opportunities, the Fund's portfolio holdings and allocations are subject to change, and maintaining a well-balanced portfolio also requires selling issues that no longer provide the risk/reward characteristics that most benefit our shareholders. As such, we reduced our investments in both escrow-to-maturity bonds and zero-coupon bonds. Interest rate increases during 1999 had the effect of lengthening the average effective maturity of the Fund, but once the Fund exceeded its target of five years, we took prompt action to reduce the Fund's average effective maturity both through portfolio sales and new purchases.(3) At year end, the average effective maturity was 4.98 years, and as issues were traded, the Fund remained fully invested throughout the year.
     During the last few weeks of 1999, the municipal market was much less liquid than normal, which we believe was due to many factors, but primarily an unwarranted Y2K anxiety. As a result, many municipal issues considered less liquid were priced at much lower levels than we felt they deserved. As the year progresses, we fully expect to see improvement in overall liquidity and pricing of municipal issues, including many in our portfolio, that more truly reflects the value of assets in this class.
     Further into 2000, can we anticipate continued growth in the U.S. economy? We agree with the Federal Reserve's view that the U.S. economy is very strong, and that they must remain vigilant for signs of inflation, which could lead to further increases in interest rates. But rising rates and declining prices can create buying opportunities, and the widening of credit spreads can benefit buyers, such as us, capable of conducting internal research to seek out real values.
     No matter what the markets bring, we believe that it is good to remain cautious. And, with that in mind, we anticipate that the Limited Term New York Municipal Fund will continue to provide investors with competitive after-tax yields and produce strong returns on a relative basis.

1. Source: Lipper Analytical Services, Inc. Investors should note that the Limited Term New York Municipal Fund is categorized by Lipper as an Other State Short-Intermediate Municipal Debt Fund, and that 6 funds from a universe of 16 funds did report positive returns for 1999. However, none of these funds serve New York State investors.
2. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.
3. As noted in the Fund's prospectus, the Fund might not always meet its target average effective maturity of five years and the Fund may hold securities with maturities greater than five years.


                                  TOTAL RETURN
                                 As of 12/31/99

                                       Cumulative           Average Annual
                                    NAV         MOP        NAV          MOP
      --------------------------------------------------------------------------
      A SHARES
      --------------------------------------------------------------------------
      1-Year                       -0.87%      -4.34%      -0.87%      -4.34%
      --------------------------------------------------------------------------
      5-Year                       30.80%      26.22%       5.52%       4.77%
      --------------------------------------------------------------------------
      Life (9/18/91)               63.37%      57.65%       6.10%       5.65%
      --------------------------------------------------------------------------
      B SHARES
      --------------------------------------------------------------------------
      1-Year                       -1.64%      -5.42%      -1.64%      -5.42%
      --------------------------------------------------------------------------
      Life (5/1/97)                 9.50%       7.53%       3.46%       2.76%
      --------------------------------------------------------------------------
      C SHARES
      --------------------------------------------------------------------------
      1-Year                       -1.63%      -2.58%      -1.63%      -2.58%
      --------------------------------------------------------------------------
      Life (5/1/97)                 9.21%       9.21%       3.36%       3.36%
      --------------------------------------------------------------------------
      X SHARES
      --------------------------------------------------------------------------
      1-Year                       -1.39%      -3.76%      -1.39%      -3.76
      --------------------------------------------------------------------------
      Life (5/1/95)                23.29%      23.29%       4.59%       4.59%
      --------------------------------------------------------------------------

     Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 3.50% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 4% (1-year) and 2% (life-of-class). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class X returns at MOP show results of hypothetical investments on 12/31/98 and 5/01/95, after deduction of the applicable contingent deferred sales charge of 2.50% (1-year) and 0% (life-of-class). An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Class X shares are subject to an annual 0.50% asset-based sales charge. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge.
          The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com

                                     YIELDS
                                 As of 12/31/99

                                     Dividend Yield           Standardized
                                     At NAV      At MOP       Yield
      --------------------------------------------------------------------------
      Class A                        4.51%       4.35%        4.41%
      --------------------------------------------------------------------------
      Class B                        3.59%       3.59%        3.79%
      --------------------------------------------------------------------------
      Class C                        3.62%       3.62%        3.81%
      --------------------------------------------------------------------------
      Class X                        3.87%       3.87%        4.03%
      --------------------------------------------------------------------------

     Dividend yield at MOP (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/99) are annualized and divided by period-end offering price. Dividend yield at NAV does not include sales charges. Falling net asset values will tend to artificially increase yields. Class X shares are currently closed to additional investments.


                     6 LIMITED TERM NEW YORK MUNICIPAL FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET
--------------------------------------------------------------------------------

     The graphs detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 1999. In the case of Class A shares, performance is measured from inception of the class on September 18, 1991. In the case of Class B and Class C shares, performance is measured from inception of the respective class on May 1, 1997. In the case of Class X shares, performance is measured from inception of the respective class on May 1, 1995. The Fund's performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B, Class C and Class X shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.
     The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index and the Merrill Lynch Municipal Index (3-7 years).

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Limited Term New York Municipal Fund, Lehman Brothers Municipal Bond Index and Merrill Lynch Municipal Index


[line graph]
CLASS A SHARES


               Limited Term NY          Consumer             Lehman Brothers               Merrill Lynch
               Municipal Fund           Price Index          Municipal Bond Index          Municipal Index
------------------------------------------------------------------------------------------------------------------
 9/18/91            9,650                 10,000                   10,000                      10,000
------------------------------------------------------------------------------------------------------------------
12/31/91           10,041                 10,051                   10,335                      10,259
------------------------------------------------------------------------------------------------------------------
12/31/92           10,996                 10,343                   11,246                      11,061
------------------------------------------------------------------------------------------------------------------
12/31/93           12,114                 10,627                   12,628                      11,944
------------------------------------------------------------------------------------------------------------------
12/31/94           12,054                 10,911                   11,975                      11,738
------------------------------------------------------------------------------------------------------------------
12/31/95           13,260                 11,188                   14,065                      12,988
------------------------------------------------------------------------------------------------------------------
12/31/96           13,895                 11,560                   14,688                      13,542
------------------------------------------------------------------------------------------------------------------
12/31/97           15,008                 11,757                   16,038                      14,420
------------------------------------------------------------------------------------------------------------------
12/31/98           15,900                 11,946                   17,077                      15,277
------------------------------------------------------------------------------------------------------------------
12/31/99           15,765                 12,303                   16,726                      15,378
------------------------------------------------------------------------------------------------------------------


Average Annual Total Return of Class A Shares of the Fund at 12/31/99(1)
1 Year -4.34%     5 Year 4.77%      Life of Class 5.65%


[line graph]
CLASS B SHARES


               Limited Term NY          Consumer             Lehman Brothers               Merrill Lynch
               Municipal Fund           Price Index          Municipal Bond Index          Municipal Index
------------------------------------------------------------------------------------------------------------------
  5/1/97            10,000                10,000                   10,000                     10,000
------------------------------------------------------------------------------------------------------------------
12/31/97            10,586                10,069                   10,855                     10,636
------------------------------------------------------------------------------------------------------------------
12/31/98            11,129                10,231                   11,558                     11,268
------------------------------------------------------------------------------------------------------------------
12/31/99            10,753                10,537                   11,320                     11,343
------------------------------------------------------------------------------------------------------------------


Average Annual Total Return of Class B Shares of the Fund at 12/31/99(2)
1 Year -5.42%     Life of Class 2.76%


[line graph]
CLASS C SHARES


               Limited Term NY          Consumer             Lehman Brothers               Merrill Lynch
               Municipal Fund           Price Index          Municipal Bond Index          Municipal Index
------------------------------------------------------------------------------------------------------------------
  5/1/97            10,000                10,000                   10,000                     10,000
------------------------------------------------------------------------------------------------------------------
12/31/97            10,555                10,069                   10,855                     10,636
------------------------------------------------------------------------------------------------------------------
12/31/98            11,099                10,231                   11,558                     11,268
------------------------------------------------------------------------------------------------------------------
12/31/99            10,921                10,537                   11,320                     11,343
------------------------------------------------------------------------------------------------------------------


Average Annual Total Return of Class C Shares of the Fund at 12/31/99(3)
1 Year -2.58%    Life of Class 3.36%


[line graph]
Class X Shares


               Limited Term NY          Consumer             Lehman Brothers               Merrill Lynch
               Municipal Fund           Price Index          Municipal Bond Index          Municipal Index
------------------------------------------------------------------------------------------------------------------
  5/1/95            10,000                10,000                   10,000                      10,000
------------------------------------------------------------------------------------------------------------------
12/31/95            10,557                10,105                   10,957                      10,630
------------------------------------------------------------------------------------------------------------------
12/31/96            11,040                10,441                   11,443                      11,083
------------------------------------------------------------------------------------------------------------------
12/31/97            11,860                10,619                   12,494                      11,802
------------------------------------------------------------------------------------------------------------------
12/31/98            12,500                10,790                   13,304                      12,504
------------------------------------------------------------------------------------------------------------------
12/31/99            12,329                11,113                   13,030                      12,586
------------------------------------------------------------------------------------------------------------------


Average Annual Total Return of Class X Shares of the Fund at 12/31/99(4)
1 Year -3.76%    Life of Class 4.59%

[key]

(pink)    Limited Term New York Municipal Fund
(purple)  Merrill Lynch Municipal Index
(green)   Lehman Brothers Municipal Bond Index
(black)   Consumer Price Index

     1. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge.
     2. Class B shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 4% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.
     3. Class C shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.
     4. Class X shares of the Fund were first publicly offered on 5/1/95. The average annual total returns are shown net of the applicable 2.5% and 0% contingent deferred sales charge for the one-year period and the life of the class. Class X shares are currently closed to investors.
          The performance information for the Lehman Brothers Municipal Bond Index and the Merrill Lynch Municipal Index in the graphs begins on 9/30/91 for Class A, and 4/30/97 for Class B and Class C, and 4/30/95 for Class X. Index values use end-of-month values, and are available only in 1 month increments. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.

     The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or New York City taxes. The Merrill Lynch Municipal Index (3-7 years) is a subset of the Merrill Lynch Municipal Master Index and consists of municipal bonds having remaining maturities of between three and seven years. Therefore, it includes municipal bonds having maturities that more closely resemble those of the municipal bonds in which the Fund invests. While a comparison to the performance of the general municipal bond market is of interest, the Fund's investments are focused primarily on bonds having shorter maturities to attempt to reduce the effect of interest rate volatility. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.


                     7 LIMITED TERM NEW YORK MUNICIPAL FUND

[bar chart]

         Yield Percentage
            Comparison
          As of 12/31/99

5-Year Treasury Yield                           6.3%
5-Year Insured New York City Bond Yield         4.8%
Taxable Equivalent Yield                        8.9%

Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the maximum combined federal, New York State and New York City income tax bracket. All figures are calculated as of 12/31/99.
     Although municipal bonds may be supported by private insurance or the taxing authority of a municipal issuer, they are subject to greater risk of default than U.S.
Treasury bonds, which are guaranteed as to principal and interest by the U.S. government.

WHY NOW IS A GOOD TIME FOR MUNICIPAL BONDS
--------------------------------------------------------------------------------

     As of December 31, 1999, the opinion of many municipal bond fund managers -- including us -- is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes during the coming year.
     Early in 1999, as investors regained their confidence to return to riskier financial assets such as stocks and corporate bonds, the price of U.S. Treasuries declined sharply while municipal bond prices remained stable. As the year progressed, these riskier markets strengthened, raising fears of inflation and, ultimately, producing increased interest rates. And while higher rates continued to drive down the price of all fixed income investments, the spread, or difference, between the yields on Treasuries and the yields on municipal bonds of comparative maturities remained fairly constant.
     Consider the example: On December 31, 1999, 5-year insured New York City municipal bonds yielded 4.8%, while the 5-year Treasury yielded 6.3%. But, while a highly rated municipal bond yields only 76% of its comparative Treasury, this is before any tax implications. And while the income from either investment is generally exempt from state and local taxes, the municipal bond's income is also exempt from federal taxes.
     This means that, on a pre-tax basis, the taxable equivalent yield on such a hypothetical investment is 8.9% for investors in the highest tax bracket!
     Municipal bonds aren't typically this cheap relative to Treasuries, as the spread between the two yields tends to be considerably wider, because both issuers and investors of municipal debt recognize the significance of taxable equivalent yields.
     To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown.


                                    TAX EXEMPT VS. TAXABLE YIELDS

                                           Effective                                 Effective
                                           Tax              Taxable Rate             Tax                 Taxable Rate
                                           Bracket          Needed to Equal          Bracket             Needed to Equal
2000 Taxable Income                        NYC Residents    Current Tax-free Rate    NYS Residents       Current Tax-free Rate
---------------------------------------------------------------------------------------------------------------------------------
Single Return         Joint Return                          4.5%      5.0%      5.5%                     4.5%      5.0%      5.5%
---------------------------------------------------------------------------------------------------------------------------------
$ 25,001 - $ 26,250   $ 40,001 - $ 43,850     24.0%         5.9%      6.6%      7.2%      20.8%          5.7%      6.3%      7.0%
---------------------------------------------------------------------------------------------------------------------------------
$ 26,251 - $ 63,550   $ 43,851 - $105,950     35.6%         7.0%      7.8%      8.5%      32.9%          6.7%      7.5%      8.2%
---------------------------------------------------------------------------------------------------------------------------------
$ 63,551 - $132,600   $105,951 - $161,450     38.3%         7.3%      8.1%      8.9%      35.7%          7.0%      7.8%      8.6%
---------------------------------------------------------------------------------------------------------------------------------
$132,601 - $288,350   $161,451 - $288,350     42.8%         7.9%      8.7%      9.6%      40.4%          7.6%      8.4%      9.2%
---------------------------------------------------------------------------------------------------------------------------------
over $288,350         over $288,350           46.0%         8.3%      9.3%     10.2%      43.7%          8.0%      8.9%      9.8%
---------------------------------------------------------------------------------------------------------------------------------

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to show the Fund's performance.

FINANCIALS

                     8 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
MUNICIPAL BONDS AND NOTES--100.0%
------------------------------------------------------------------------------------------------------------------------------------
New York--85.0%
$      100,000    Albany GO                                        7.000 %    01/15/2010        01/15/2000(b)    $         102,233
       344,704    Albany Hsg. Authority                            0.000      10/01/2012        10/01/2002(a)              104,201
       250,000    Albany Hsg. Authority                            6.250      10/01/2012(s)     10/01/2005(b)              252,260
     1,085,000    Albany IDA (Albany Medical Center)               5.600      05/01/2005        11/22/2003(c)            1,051,658
     1,920,000    Albany IDA (H. Johnson Office Park)              5.250      03/01/2018        03/01/2000(d)            1,884,806
       175,000    Albany IDA (Port of Albany)                      6.250      02/01/2005        10/09/2002(c)              175,674
        40,000    Albany IDA (Spectrapark)                         7.300      12/01/2000        06/01/2000(b)               40,660
        50,000    Albany IDA (Spectrapark)                         7.500      12/01/2003        06/01/2000(b)               50,823
     3,525,000    Albany IDA (Spectrapark)                         7.600      12/01/2009(s)     06/01/2000(b)            3,584,854
     1,655,000    Albany IDA (University Heights-Albany Pharmacy)  6.750      12/01/2019(s)     12/01/2009(b)            1,752,678
        40,000    Albany Parking Authority                         0.000      09/15/2002           -----                    34,612
        25,000    Albany Parking Authority                         0.000      09/15/2003           -----                    20,424
       625,000    Albany Parking Authority                         0.000      09/15/2004           -----                   481,081
        20,000    Albany Parking Authority                         0.000      09/15/2005           -----                    14,481
     1,000,000    Albany Parking Authority                         6.700      11/01/2006(s)     11/01/2001(b)            1,055,840
     1,610,000    Albany Parking Authority                         6.850      11/01/2012(s)     11/01/2001(b)            1,702,704
     5,040,000    Albany Parking Authority                         7.150      09/15/2016(s)     09/15/2001(b)            5,145,487
       265,000    Albany Water Finance Authority                   7.500      12/01/2006        06/01/2000(b)              268,350
       675,000    Albany Water Finance Authority                   7.500      12/01/2017(s)     06/01/2000(b)              683,437
     3,100,000    Allegany County IDA (Atlantic Richfield)         6.625      09/01/2016        09/01/2002(b)            3,159,613
     4,800,000    Amherst IDA (Amherst Rink)                       5.550      10/01/2017        10/01/2007(a)            4,999,872
     2,000,000    Amherst IDA (Amherst Rink)                       5.650      10/01/2022        10/01/2007(a)            2,095,940
       980,000    Andpress HDC (Andpress Plaza)                    6.600      01/15/2023(s)     08/01/2003(b)            1,008,802
       295,000    Babylon IDA (WWH Ambulance)                      7.000      09/15/2001        03/19/2001(c)              300,516
        55,000    Baldwinsville Devel. Corp.                       7.200      06/01/2010(s)     07/01/2000(b)               56,217
       200,000    Battery Park City Authority                      5.650      12/01/2013(s)     06/01/2000(b)              200,004
        45,000    Battery Park City Authority                      5.800      11/01/2022        06/04/2022(c)               42,839
       630,000    Blauvelt Volunteer Fire Company                  6.000      10/15/2008        02/25/2005(c)              602,759
        40,000    Brookhaven GO                                    6.400      10/01/2010        10/01/2002(b)               42,281
       185,000    Brookhaven IDA (Dowling College)                 6.200      03/01/2001           -----                   186,900
       195,000    Brookhaven IDA (Dowling College)                 6.300      03/01/2002           -----                   197,976
       205,000    Brookhaven IDA (Dowling College)                 6.400      03/01/2003           -----                   209,303
       875,000    Brookhaven IDA (Stony Brook Foundation)          5.750      11/01/2008        08/13/2005(c)              859,294
       505,000    Buffalo GO                                       6.000      12/01/2015        12/01/2011(b)              515,100
     1,080,000    Carnegie Redevelopment Corp.                     6.250      09/01/2005        05/02/2003(c)            1,081,253
     1,550,000    Carnegie Redevelopment Corp.                     6.500      09/01/2011        05/17/2009(c)            1,554,867
        60,000    Cayuga County COP (Auburn Memorial Hospital)     6.000      01/01/2021        02/07/2014(c)               58,089
       795,000    Clifton Springs Hospital & Clinic                7.000      01/01/2005        09/17/2003(c)              788,163
         5,000    Cortland County IDA (Paul Bunyon Products)       8.000      07/01/2000(s)        -----                     5,049
       275,000    Dutchess County IDA (Bard College)               6.500      11/01/2003           -----                   285,274
     1,175,000    Dutchess County Res Rec (Solid Waste)            6.800      01/01/2010(s)     12/01/2002(g)            1,262,067
        50,000    East Irondequoit CSD                             6.125      05/15/2008        05/15/2002(b)               51,666
       290,000    Elmira HDC                                       7.500      08/01/2008        02/01/2000(b)              293,251
        20,000    Elmira HDC                                       7.500      08/01/2009        02/01/2000(b)               20,224
       395,000    Erie County IDA (FMC Corp.)                      6.000      02/01/2003        08/02/2001(c)              391,484
       190,000    Erie County IDA (Medaille College)               7.400      12/30/2002        01/19/2002(c)              194,585
        25,000    Erie County IDA (Medishield)                     7.200      08/01/2004        02/01/2000(b)               25,039
       545,000    Erie County IDA (Mercy Hospital)                 5.900      06/01/2003        12/25/2001(c)              529,909
     2,230,000    Franklin County IDA (COP)                        8.125      08/01/2006        06/28/2004(c)            2,440,490
     1,070,000    Franklin County IDA (Correctional Facilities)    6.375      11/01/2002        05/31/2001(c)            1,078,849
        85,000    Franklin County IDA (Correctional Facilities)    6.750      11/01/2012(s)     11/01/2002(b)               89,558

                     9 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$    2,120,000    Franklin County SWMA                             6.000 %    06/01/2005        11/19/2003(c)    $       2,101,556
     1,350,000    Franklin County SWMA                             6.125      06/01/2009        12/28/2007(c)            1,327,684
       850,000    Hamilton EHC (Hamilton Apartments)              11.250      01/01/2015(s)     05/01/2000(b)              880,829
     1,315,000    Hempstead IDA (South Shore Y JCC)                5.950      11/01/2007        08/19/2004(c)            1,252,143
        10,000    Hempstead IDA (United Cerebral Palsy)            7.500      10/01/2009(s)     04/01/2000(b)               10,254
       565,000    Herkimer County IDA (Burrows Paper)              7.250      01/01/2001           -----                   566,785
     3,000,000    Herkimer County IDA (Burrows Paper)              8.000      01/01/2009        10/28/2005(c)            3,130,380
     2,700,000    Herkimer Hsg. Authority                          7.150      03/01/2011(s)     04/10/2005(g)            2,750,355
     2,000,000    Hsg. NY Corp.                                    5.500      11/01/2010        05/07/2010(c)            1,964,660
        15,000    Hudson HDC (Providence Hall - Schuyler Court)    6.400      07/01/2012(s)     01/01/2003(b)               15,349
        25,000    Hudson HDC (Providence Hall - Schuyler Court)    6.500      01/01/2025(s)     01/01/2003(b)               25,536
       405,000    Hudson IDA (Have)                                7.125      12/01/2007        10/16/2004(c)              404,741
     1,160,000    Islip Res Rec                                    5.850      07/01/2002           -----                 1,194,290
     2,790,000    Jamestown Hsg. Authority                         6.125      07/01/2010(s)     11/18/2005(g)            2,795,385
     2,000,000    Jefferson County IDA (Champion International)    7.200      12/01/2020        11/15/2002(b)            2,086,680
       850,000    Kiryas Joel BAN                                  5.000      06/17/2000           -----                   853,357
        85,000    Lillian Cooper HDC                               7.000      01/01/2022(s)     01/01/2002(b)               87,124
        52,378    Locke Fire District #1 (i)                       7.500      07/01/2002        05/30/2001(c)               55,386
     1,300,000    Lockport HDC                                     6.000      10/01/2018        10/22/2013(c)            1,260,766
     1,430,000    Madison County IDA (Morrisville College)         6.750      07/01/2007        03/08/2004(c)            1,419,918
       790,000    Madison County IDA (Oneida Healthcare Center)    5.300      07/01/2005        02/24/2003(c)              769,744
       250,000    Medina Hsg. Corp.                                8.250      08/15/2011(s)     02/15/2000(b)              256,827
       520,000    Middleton IDA (Fleurchem)                        7.125      12/01/2008        06/08/2005(c)              522,948
     1,555,000    Middletown IDA (Southwinds Retirement Home)      5.875      03/01/2007        10/23/2003(c)            1,500,637
       580,000    Middletown IDA (Southwinds Retirement Home)      7.250      03/01/2003        09/30/2001(c)              605,804
         5,000    Monroe County Airport Authority (GRIA)           0.000      01/01/2004           -----                     4,105
       500,000    Monroe County Airport Authority (GRIA)           5.375      01/01/2019        08/26/2016(c)              455,620
     8,160,000    Monroe County COP                                8.050      01/01/2011(s)     07/01/2000(b)            8,305,003
        30,000    Monroe County GO                                 6.100      05/01/2003           -----                    30,484
     2,425,000    Monroe County IDA (Al Sigl Center)               6.125      12/15/2008        05/06/2005(c)            2,477,331
       960,000    Monroe County IDA (Al Sigl Center)               6.375      12/15/2005        08/21/2003(c)              942,682
     1,135,000    Monroe County IDA (Al Sigl Center)               6.750      12/15/2010        01/31/2009(c)            1,109,985
        10,000    Monroe County IDA (Cohber Press)                 7.500      12/01/2000        06/01/2000(b)               10,081
       100,000    Monroe County IDA (Cohber Press)                 7.550      12/01/2001        06/01/2000(b)              100,184
     1,280,000    Monroe County IDA (Dayton Rogers Manufacturing)  5.850      12/01/2006        02/19/2004(c)            1,234,189
     1,280,000    Monroe County IDA (DePaul Properties)            5.900      09/01/2007        09/27/2004(c)            1,232,205
       635,000    Monroe County IDA (Geva Theatre)                 7.750      04/01/2002        04/21/2001(c)              636,422
       360,000    Monroe County IDA (Geva Theatre)                 7.750      04/01/2003           -----                   360,806
     1,660,000    Monroe County IDA (Piano Works)                  6.625      11/01/2006        02/04/2004(c)            1,658,805
       300,000    Monroe County IDA (Roberts Wesleyan College)     6.200      09/01/2005           -----                   301,554
       150,000    Monroe County IDA (West End Business)            6.750      12/01/2004        02/12/2003(c)              151,291
       730,000    Montgomery County IDA (ASMF) (t) (u)             6.500      01/15/2003        08/15/2001(c)              504,430
     6,600,000    MTA Commuter Facilities, Series A                6.500      07/01/2016        07/01/2007(b)            6,790,938
        50,000    MTA Service Contract                             7.000      07/01/2009(s)     07/01/2001(b)               52,748
        75,000    MTA Service Contract, Series 5                   6.000      07/01/2018        10/08/2017(c)               73,726
        20,000    MTA Service Contract, Series 5                   6.500      07/01/2016(s)     07/01/2001(b)               20,437
        55,000    MTA Service Contract, Series 5                   6.500      07/01/2016(s)     07/01/2001(b)               57,354
       150,000    MTA Service Contract, Series P                   5.750      07/01/2015        09/23/2014(c)              146,029
     2,785,000    MTA Service Contract, Series R                   5.200      07/01/2008           -----                 2,798,479
     2,915,000    MTA Service Contract, Series R                   5.300      07/01/2009           -----                 2,870,605
     1,420,000    MTA Service Contract, Series R                   5.300      07/01/2009           -----                 1,400,447
     7,135,000    MTA, Series A                                    6.500      07/01/2016        07/01/2007(b)            7,341,416
        15,000    MTA, Series K                                    6.000      07/01/2016(s)     07/01/2002(b)               15,074

                    10 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       65,000    MTA, Series K                                    6.250 %    07/01/2011(s)     07/01/2002(b)    $          68,273
        20,000    Nassau County GO                                 6.375      05/15/2013        05/15/2002(b)               21,008
       295,000    Nassau County IDA (ACLDD)                        7.250      10/01/2004        11/19/2002(c)              298,009
       575,000    Nassau County IDA (NSCFGA)                       5.750      05/01/2008        09/14/2004(c)              542,432
     1,505,000    Nassau County IDA (United Cerebral Palsy) (w)    5.750      11/01/2007        09/02/2004(c)            1,479,641
     3,605,000    Nassau County IDA (United Cerebral Palsy) (w)    5.750      11/01/2009        06/06/2005(c)            3,514,731
       690,000    New Rochelle IDA (College of New Rochelle)       6.000      07/01/2002        07/16/2001(c)              700,867
       260,000    New Rochelle IDA (College of New Rochelle)       6.300      07/01/2003           -----                   274,240
       275,000    New Rochelle IDA (College of New Rochelle)       6.400      07/01/2004           -----                   290,702
       235,000    Newark SCHC (Newark Rose Garden Apartments)      9.000      03/01/2011(s)     03/01/2000(b)              243,458
     2,100,000    Newark-Wayne Community Hospital                  7.600      09/01/2015(s)     06/11/2003(g)            2,180,514
     1,400,000    Niagara County IDA (Sevenson Hotel)              5.750      05/01/2003        10/30/2001(c)            1,385,370
       115,000    Niagara Frontier Transit Authority               7.000      02/15/2000           -----                   115,400
     3,900,000    NYC Cultural Resources (SRGF)                    7.250      12/01/2015(s)     12/01/2002(b)            4,060,212
        25,000    NYC GO                                           0.000      08/15/2000           -----                    24,348
     1,500,000    NYC GO                                           0.000      02/01/2001           -----                 1,427,670
        50,000    NYC GO                                           0.000      08/15/2001           -----                    46,371
     1,460,000    NYC GO                                           0.000      02/01/2002           -----                 1,320,205
     1,000,000    NYC GO                                           0.000      02/01/2003           -----                   858,760
        20,000    NYC GO                                           5.500      10/01/2014           -----                    19,303
        10,000    NYC GO                                           5.500      10/01/2016           -----                     9,460
        15,000    NYC GO                                           5.600      12/01/2010        06/01/2000(b)               15,015
        10,000    NYC GO                                           5.625      10/01/2012           -----                     9,999
        20,000    NYC GO                                           5.625      10/01/2013           -----                    19,791
        15,000    NYC GO                                           5.625      08/01/2014           -----                    14,693
        45,000    NYC GO                                           5.750      08/01/2011        08/01/2002(b)               46,106
       140,000    NYC GO                                           5.750      08/15/2011        08/15/2005(b)              141,495
        45,000    NYC GO                                           5.750      05/15/2012        05/15/2005(a)               47,018
        45,000    NYC GO                                           5.750      05/15/2012        05/15/2005(b)               45,254
        20,000    NYC GO                                           5.750      08/15/2012        08/15/2005(b)               20,118
        20,000    NYC GO                                           5.750      08/15/2012        08/15/2003(a)               20,900
        25,000    NYC GO                                           5.750      05/15/2013        05/15/2005(b)               25,027
        40,000    NYC GO                                           5.750      05/15/2013        05/15/2005(b)               41,794
       465,000    NYC GO                                           5.750      08/01/2013        08/01/2009(b)              465,823
        80,000    NYC GO                                           5.750      08/15/2013        08/15/2005(b)               80,089
       280,000    NYC GO                                           5.750      08/15/2013        08/15/2005(b)              280,311
        55,000    NYC GO                                           5.750      10/15/2013        10/15/2009(b)               55,096
       130,000    NYC GO                                           5.750      02/01/2014        02/14/2013(c)              128,942
       100,000    NYC GO                                           5.750      02/01/2014(s)     02/01/2008(b)              100,475
         5,000    NYC GO                                           5.750      05/15/2014        05/15/2003(a)                5,216
        10,000    NYC GO                                           5.750      05/15/2014           -----                     9,917
     1,665,000    NYC GO                                           5.750      08/15/2014           -----                 1,651,081
        65,000    NYC GO                                           5.750      08/18/2014           -----                    64,457
       215,000    NYC GO                                           5.750      02/01/2015        02/14/2014(c)              211,059
       200,000    NYC GO                                           5.750      08/01/2015           -----                   196,260
        25,000    NYC GO                                           5.750      08/01/2015           -----                    24,935
        75,000    NYC GO                                           5.750      08/15/2015           -----                    73,594
        80,000    NYC GO                                           5.750      08/01/2016           -----                    78,035
       615,000    NYC GO                                           5.750      08/15/2016           -----                   599,865
        25,000    NYC GO                                           5.750      02/01/2017        10/14/2015(c)               24,245
        70,000    NYC GO                                           5.750      02/01/2019        08/27/2017(c)               67,066
        60,000    NYC GO                                           5.800      08/01/2013        08/01/2005(b)               60,209
       645,000    NYC GO                                           5.875      03/15/2013        03/15/2006(b)              651,198

                    11 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       25,000    NYC GO                                           5.875 %    03/15/2014        03/15/2008(b)    $          25,078
        50,000    NYC GO                                           5.875      08/01/2024        12/06/2019(c)               47,990
        50,000    NYC GO                                           6.000      08/01/2006        02/01/2000(a)               50,079
        15,000    NYC GO                                           6.000      08/01/2006        02/01/2000(b)               15,020
        25,000    NYC GO                                           6.000      08/01/2008        08/01/2003(b)               25,814
         5,000    NYC GO                                           6.000      08/01/2008        02/01/2000(b)                5,007
     1,750,000    NYC GO                                           6.000      04/15/2009        04/15/2007(b)            1,826,650
        15,000    NYC GO                                           6.000      05/15/2010        05/15/2003(b)               15,527
        30,000    NYC GO                                           6.000      08/01/2010        08/01/2003(b)               31,090
        55,000    NYC GO                                           6.000      02/01/2011        02/01/2006(b)               56,646
        50,000    NYC GO                                           6.000      02/15/2011        02/15/2005(a)               52,887
        25,000    NYC GO                                           6.000      02/15/2011        02/15/2007(b)               25,675
       130,000    NYC GO                                           6.000      08/01/2011        02/01/2000(a)              130,172
        25,000    NYC GO                                           6.000      08/01/2011        08/01/2003(b)               25,908
         5,000    NYC GO                                           6.000      08/01/2011        02/01/2000(b)                5,007
        60,000    NYC GO                                           6.000      02/15/2012        02/15/2005(a)               63,464
        45,000    NYC GO                                           6.000      02/15/2012        02/15/2005(b)               45,949
        30,000    NYC GO                                           6.000      08/01/2012        02/01/2000(a)               30,031
       100,000    NYC GO                                           6.000      08/01/2012        08/01/2003(b)              101,722
        15,000    NYC GO                                           6.000      02/15/2014        02/15/2005(a)               15,831
        20,000    NYC GO                                           6.000      02/15/2014        02/15/2005(b)               20,340
        15,000    NYC GO                                           6.000      02/15/2015        02/15/2005(a)               15,831
        25,000    NYC GO                                           6.000      02/15/2015        02/15/2005(b)               25,425
        25,000    NYC GO                                           6.000      05/15/2015        05/15/2005(b)               26,266
        10,000    NYC GO                                           6.000      05/15/2015        05/15/2005(b)               10,120
       450,000    NYC GO                                           6.000      08/01/2015        02/01/2000(b)              454,072
        10,000    NYC GO                                           6.000      08/01/2016 (s)    08/01/2006(b)               10,016
        50,000    NYC GO                                           6.000      08/01/2016 (s)    08/01/2006(b)               50,548
     1,130,000    NYC GO                                           6.000      08/01/2017        02/11/2017(c)            1,126,892
     1,530,000    NYC GO                                           6.000      08/01/2017        02/27/2016(c)            1,525,792
        55,000    NYC GO                                           6.000      05/15/2019        05/15/2003(a)               57,873
        10,000    NYC GO                                           6.000      05/15/2019           -----                     9,870
        15,000    NYC GO                                           6.000      08/15/2026        08/17/2022(c)               14,601
       100,000    NYC GO                                           6.125      08/01/2010        08/01/2004(b)              104,431
        65,000    NYC GO                                           6.125      08/01/2011        08/01/2004(b)               67,880
     2,500,000    NYC GO                                           6.250      08/01/2008        08/01/2006(b)            2,653,125
        30,000    NYC GO                                           6.250      10/01/2008        10/01/2002(b)               31,663
        15,000    NYC GO                                           6.250      10/01/2008        10/01/2002(b)               15,732
    10,550,000    NYC GO                                           6.250      08/01/2009        08/01/2006(b)           11,157,574
       205,000    NYC GO                                           6.250      08/01/2010        08/01/2006(b)              216,222
        75,000    NYC GO                                           6.250      08/01/2010        08/01/2004(b)               79,375
     2,000,000    NYC GO                                           6.250      08/01/2012        08/01/2006(b)            2,082,680
     4,270,000    NYC GO                                           6.250      08/01/2013        08/01/2006(b)            4,417,187
        25,000    NYC GO                                           6.250      04/01/2016        04/01/2006(a)               26,909
        25,000    NYC GO                                           6.250      04/01/2016        04/01/2006(b)               25,440
        70,000    NYC GO                                           6.250      08/01/2016        08/01/2002(b)               70,757
        40,000    NYC GO                                           6.250      08/01/2017 (s)    08/01/2006(b)               40,594
       110,000    NYC GO                                           6.250      08/01/2019           -----                   108,831
        75,000    NYC GO                                           6.250      08/01/2021        08/01/2002(b)               75,246
       175,000    NYC GO                                           6.300      08/15/2008        08/15/2005(a)              188,279
       875,000    NYC GO                                           6.300      08/15/2008        08/15/2005(b)              922,171
       590,000    NYC GO                                           6.375      02/15/2006        02/15/2005(a)              633,979
       410,000    NYC GO                                           6.375      02/15/2006           -----                   434,637

                    12 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$      195,000    NYC GO                                           6.375 %    08/01/2006        08/01/2004(a)    $         205,957
       425,000    NYC GO                                           6.375      08/01/2006        08/01/2002(b)              445,200
       670,000    NYC GO                                           6.375      08/01/2007        08/01/2002(a)              707,647
     1,485,000    NYC GO                                           6.375      08/01/2007        08/01/2002(b)            1,543,286
     2,835,000    NYC GO                                           6.375      08/15/2009        08/15/2005(a)            3,060,468
    10,665,000    NYC GO                                           6.375      08/15/2009        08/15/2005(b)           11,348,307
       395,000    NYC GO                                           6.375      08/01/2010        08/01/2005(a)              426,256
     1,495,000    NYC GO                                           6.375      08/01/2010        08/01/2005(b)            1,591,442
       215,000    NYC GO                                           6.375      08/15/2010        08/15/2005(a)              232,099
       815,000    NYC GO                                           6.375      08/15/2010        08/15/2005(b)              867,217
        30,000    NYC GO                                           6.375      08/15/2011        08/15/2005(a)               32,386
       105,000    NYC GO                                           6.375      08/15/2011        08/15/2005(b)              111,727
     2,100,000    NYC GO                                           6.375      08/01/2012        08/15/2005(a)            2,267,013
     7,900,000    NYC GO                                           6.375      08/01/2012        08/15/2005(b)            8,266,560
        15,000    NYC GO                                           6.500      08/01/2005        08/01/2002(a)               15,873
        95,000    NYC GO                                           6.500      08/01/2005        08/01/2002(b)               99,799
        20,000    NYC GO                                           6.500      08/01/2006        08/01/2002(b)               21,010
       600,000    NYC GO                                           6.500      02/15/2008        02/15/2005(a)              648,090
        20,000    NYC GO                                           6.500      08/01/2008        08/01/2002(a)               21,164
       105,000    NYC GO                                           6.500      08/01/2008        08/01/2002(b)              110,305
     8,725,000    NYC GO                                           6.500      08/01/2011        08/01/2002(b)            9,165,787
        35,000    NYC GO                                           6.500      08/01/2012        08/01/2002(a)               37,072
        70,000    NYC GO                                           6.500      08/01/2012        08/01/2002(b)               73,305
        25,000    NYC GO                                           6.500      08/01/2013        08/01/2002(a)               26,480
        55,000    NYC GO                                           6.500      08/01/2013        08/01/2002(b)               57,747
        20,000    NYC GO                                           6.500      08/01/2014        08/01/2002(b)               20,999
        22,000    NYC GO                                           6.500      08/01/2014        08/01/2005(a)               23,874
        78,000    NYC GO                                           6.500      08/01/2014        08/15/2005(b)               83,032
        10,000    NYC GO                                           6.500      08/01/2016        08/01/2005(a)               10,852
        40,000    NYC GO                                           6.500      08/01/2016        08/01/2005(b)               41,018
        10,000    NYC GO                                           6.500      08/01/2019        08/01/2005(a)               10,852
        70,000    NYC GO                                           6.500      08/01/2019(s)     08/01/2005(b)               71,696
     1,445,000    NYC GO                                           6.600      02/15/2010        02/15/2005(a)            1,567,290
     9,325,000    NYC GO                                           6.600      10/01/2016        10/01/2002(a)            9,907,999
     4,675,000    NYC GO                                           6.600      10/01/2016        10/01/2002(b)            4,824,273
    10,000,000    NYC GO                                           6.625      02/15/2014        02/15/2005(a)           10,857,500
     1,520,000    NYC GO                                           6.750      10/01/2005        10/01/2002(a)            1,623,694
        30,000    NYC GO                                           6.750      10/01/2005        10/01/2002(b)               31,767
        35,000    NYC GO                                           6.750      10/01/2006        10/01/2002(a)               37,350
         5,000    NYC GO                                           6.750      10/01/2006        10/01/2002(b)                5,257
        55,000    NYC GO                                           6.750      10/01/2017        10/01/2002(a)               58,693
       210,000    NYC GO                                           7.000      02/01/2000           -----                   210,506
        50,000    NYC GO                                           7.000      02/01/2000           -----                    50,112
        65,000    NYC GO                                           7.000      02/01/2001        02/01/2000(a)               66,894
       425,000    NYC GO                                           7.000      02/01/2001        02/01/2000(b)              425,850
        20,000    NYC GO                                           7.000      02/01/2001        02/01/2000(b)               20,044
         5,000    NYC GO                                           7.000      02/01/2002        02/01/2000(a)                5,019
        20,000    NYC GO                                           7.000      08/15/2002        02/15/2000(a)               20,165
        35,000    NYC GO                                           7.000      02/01/2003        02/01/2000(a)               35,084
     2,990,000    NYC GO                                           7.000      02/01/2006        02/01/2002(a)            3,170,297
       260,000    NYC GO                                           7.000      02/01/2006        02/01/2002(b)              274,110
       160,000    NYC GO                                           7.000      12/01/2006        06/01/2000(b)              161,947
       365,000    NYC GO                                           7.000      08/01/2007           -----                   402,814

                    13 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$        5,000    NYC GO                                           7.000 %    02/01/2009        02/01/2000(b)    $           5,011
       730,000    NYC GO                                           7.000      10/01/2009        10/01/2002(a)              783,290
        50,000    NYC GO                                           7.000      10/01/2010        10/01/2002(a)               53,703
         5,000    NYC GO                                           7.000      10/01/2010        10/01/2002(b)                5,326
         5,000    NYC GO                                           7.000      12/01/2010        06/01/2000(b)                5,055
         5,000    NYC GO                                           7.000      02/01/2011        02/01/2000(a)                5,011
        30,000    NYC GO                                           7.000      02/01/2012        02/01/2000(b)               30,061
     8,960,000    NYC GO                                           7.000      10/01/2013        10/01/2002(a)            9,614,080
       185,000    NYC GO                                           7.000      10/01/2013        10/01/2002(b)              196,923
        25,000    NYC GO                                           7.000      10/01/2015        04/01/2000(a)               25,169
     1,520,000    NYC GO                                           7.000      02/01/2016        02/01/2002(b)            1,599,146
        15,000    NYC GO                                           7.000      08/01/2016        08/01/2002(a)               16,061
     1,360,000    NYC GO                                           7.000      08/15/2016        08/15/2004(a)            1,495,021
        70,000    NYC GO                                           7.000      10/01/2016        04/01/2000(a)               70,430
        15,000    NYC GO                                           7.000      02/01/2017        02/01/2002(b)               15,781
         5,000    NYC GO                                           7.000      02/01/2018        02/01/2002(b)                5,301
        55,000    NYC GO                                           7.000      02/01/2018        02/01/2002(b)               57,864
        35,000    NYC GO                                           7.000      10/01/2018        04/01/2000(a)               35,225
        15,000    NYC GO                                           7.000      10/01/2019        04/01/2000(a)               15,087
         5,000    NYC GO                                           7.100      02/01/2004        02/01/2000(b)                5,008
       100,000    NYC GO                                           7.100      08/15/2007        08/15/2004(a)              110,163
       175,000    NYC GO                                           7.100      02/01/2009        02/01/2002(b)              184,840
        20,000    NYC GO                                           7.100      02/01/2010        02/01/2002(b)               21,125
        25,000    NYC GO                                           7.200      08/01/2001        02/01/2000(a)               25,063
         5,000    NYC GO                                           7.200      08/01/2002        08/01/2000(a)                5,165
        30,000    NYC GO                                           7.200      08/01/2002        08/01/2000(b)               30,868
         5,000    NYC GO                                           7.200      02/01/2005        02/01/2000(a)                5,012
     1,450,000    NYC GO                                           7.200      08/15/2008        08/15/2004(a)            1,603,308
        20,000    NYC GO                                           7.200      02/01/2015        02/01/2002(a)               21,285
        50,000    NYC GO                                           7.250      12/01/2001        06/01/2000(b)               50,618
        40,000    NYC GO                                           7.250      10/01/2005        04/01/2000(a)               40,909
       100,000    NYC GO                                           7.250      02/01/2007        02/01/2000(a)              100,260
         5,000    NYC GO                                           7.250      02/01/2007        02/01/2000(b)                5,012
        15,000    NYC GO                                           7.250      08/15/2017        02/15/2000(a)               15,277
       500,000    NYC GO                                           7.400      02/01/2000           -----                   501,285
        10,000    NYC GO                                           7.400      08/15/2000        02/15/2000(a)               10,086
       285,000    NYC GO                                           7.400      02/01/2002           -----                   300,538
         5,000    NYC GO                                           7.500      08/01/2001        02/01/2000(b)                5,087
         5,000    NYC GO                                           7.500      08/15/2001        02/15/2000(b)                5,019
     2,025,000    NYC GO                                           7.500      02/01/2003        02/01/2002(b)            2,152,838
       105,000    NYC GO                                           7.500      08/15/2003        02/15/2000(b)              106,959
        20,000    NYC GO                                           7.500      12/01/2003        06/01/2000(a)               20,284
    10,125,000    NYC GO                                           7.500      02/01/2004        02/01/2002(b)           10,773,506
        25,000    NYC GO                                           7.500      12/01/2004        06/01/2000(a)               25,355
        15,000    NYC GO                                           7.500      02/01/2005        02/01/2002(a)               16,052
        85,000    NYC GO                                           7.500      02/01/2005        02/01/2002(b)               90,444
         5,000    NYC GO                                           7.500      08/15/2005        02/15/2000(b)                5,019
     6,450,000    NYC GO                                           7.500      02/01/2006        02/01/2002(b)            6,863,122
       220,000    NYC GO                                           7.500      02/01/2007        02/01/2002(b)              234,091
       750,000    NYC GO                                           7.500      02/01/2009        02/01/2002(b)              802,590
     1,675,000    NYC GO                                           7.500      02/01/2009        02/01/2002(b)            1,782,284
       135,000    NYC GO                                           7.500      03/15/2009        03/15/2000(b)              137,862
        50,000    NYC GO                                           7.625      02/01/2013        02/01/2002(a)               53,670

                    14 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       40,000    NYC GO                                           7.650 %    02/01/2007        02/01/2002(b)    $          42,680
       295,000    NYC GO                                           7.700      02/01/2009        02/01/2002(a)              317,090
         5,000    NYC GO                                           7.700      02/01/2009        02/01/2002(b)                5,340
       315,000    NYC GO                                           7.750      08/15/2001        02/15/2000(b)              320,972
         5,000    NYC GO                                           7.750      08/15/2005        08/15/2001(b)                5,322
        75,000    NYC GO                                           7.750      08/15/2006        08/15/2001(b)               79,449
        15,000    NYC GO                                           7.750      08/15/2007        08/15/2001(b)               15,890
        60,000    NYC GO                                           7.750      02/01/2010        02/01/2002(b)               64,465
        45,000    NYC GO                                           7.750      08/15/2011        08/15/2001(a)               47,899
        20,000    NYC GO                                           7.750      08/15/2012        08/15/2001(b)               21,288
        20,000    NYC GO                                           7.750      08/15/2014        08/15/2001(b)               21,186
         5,000    NYC GO                                           7.875      08/01/2000        02/01/2000(b)                5,052
        40,000    NYC GO                                           7.875      08/01/2004        08/01/2000(b)               41,394
        15,000    NYC GO                                           8.000      08/01/2001        02/01/2000(b)               15,151
         5,000    NYC GO                                           8.000      08/01/2003        02/01/2000(b)                5,052
        65,000    NYC GO                                           8.000      08/01/2003        08/01/2001(b)               69,349
        60,000    NYC GO                                           8.000      08/01/2003        08/01/2001(b)               63,725
         5,000    NYC GO                                           8.250      08/01/2011        08/01/2001(b)                5,353
     1,355,000    NYC GO CAB                                       0.000 (v)  05/15/2014        05/15/2008(b)            1,128,837
     5,000,000    NYC GO CARS                                      7.070 (r)  09/01/2011        08/01/2002(b)            5,325,000
        10,000    NYC GO DIAMONDS                                  0.000 (v)  08/01/2007        08/01/2002(b)                8,832
    11,870,000    NYC GO Indexed Inverse Floater                   0.420 (r)  08/15/2010           -----                11,843,292
    14,600,000    NYC GO Indexed Inverse Floater                   2.750 (r)  08/15/2017           -----                13,481,202
     2,000,000    NYC GO LIMO                                      0.000 (v)  02/01/2004        02/01/2000(b)            2,108,960
     1,950,000    NYC GO LIMO                                      0.000 (v)  02/01/2007        02/01/2002(e)            1,787,311
       170,000    NYC GO Municipal RAES                            0.000      04/01/2000           -----                   168,169
       630,000    NYC GO Municipal RAES                            0.000      04/01/2001           -----                   594,896
       115,000    NYC GO PRAMS                                     0.000 (v)  10/01/2006        10/01/2002(b)              101,193
        50,000    NYC GO PRAMS                                     0.000 (v)  02/01/2012        02/01/2002(b)               46,025
       450,000    NYC HDC (Barclay Avenue)                         5.750      04/01/2007        01/10/2004(c)              447,588
     9,490,000    NYC HDC (Multifamily Hsg.), Series A             5.500      11/01/2009(s)     05/01/2008(b)            9,564,876
     4,835,000    NYC HDC (Multifamily Hsg.), Series A             5.625      05/01/2012        05/31/2011(c)            4,779,591
     1,715,000    NYC HDC (Multifamily Hsg.), Series A             6.550      10/01/2015(s)     04/01/2003(b)            1,783,291
       110,000    NYC HDC (Multifamily Hsg.), Series A             7.300      06/01/2010(s)     06/01/2001(b)              115,417
       210,000    NYC HDC (Multifamily Hsg.), Series A             7.350      06/01/2019(s)     06/01/2001(b)              220,483
     8,145,000    NYC HDC (Multifamily Hsg.), Series B             5.700      11/01/2013(s)     05/01/2005(b)            8,226,206
     1,970,000    NYC HDC (Pass Through Certificate) (i)           6.500      09/20/2003        06/05/2002(c)            2,072,223
       695,000    NYC HDC (South Bronx Cooperatives)               8.100      09/01/2023(s)     08/27/2000(g)              717,581
     1,645,000    NYC HDC (South Williamsburg Cooperatives)        7.900      02/01/2023(s)     01/29/2000(g)            1,680,022
     2,600,000    NYC Health & Hospital Corp.                      5.625      02/15/2013        08/21/2012(c)            2,592,642
     1,000,000    NYC Hsg. Authority, Series A                     5.650      07/01/2010        10/06/2009(c)              992,980
     1,985,000    NYC IDA (Acme Architectural Products)            5.875      11/01/2009        10/23/2005(c)            1,852,700
       850,000    NYC IDA (ALA Realty)                             7.000      12/01/2005        08/07/2003(c)              866,804
     1,840,000    NYC IDA (American Airlines)                      6.900      08/01/2024        08/01/2004(b)            1,877,297
       685,000    NYC IDA (Atlantic Veal & Lamb)                   7.250      12/01/2008        05/28/2005(c)              696,720
     1,640,000    NYC IDA (Blood Center)                           6.800      05/01/2002        05/16/2001(c)            1,714,915
       335,000    NYC IDA (Brooklyn Heights Montessori School)     7.500      01/01/2007        11/17/2003(c)              339,811
       745,000    NYC IDA (Chardan Corp.)                          6.250      11/01/2008        07/16/2005(c)              738,928
       615,000    NYC IDA (College of Aeronautics)                 5.500      05/01/2012           -----                   587,128
       450,000    NYC IDA (College of Aeronautics)                 5.500      05/01/2013           -----                   424,584
       360,000    NYC IDA (College of New Rochelle)                6.200      09/01/2010(s)     09/01/2005(b)              373,464
       725,000    NYC IDA (Comprehensive Care Management)          5.750      11/01/2008        03/17/2005(c)              671,314
       285,000    NYC IDA (Comprehensive Care Management)          5.750      11/01/2008        03/15/2005(c)              264,001

                    15 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$      635,000    NYC IDA (Comprehensive Care Management)          7.250 %    12/01/2006        03/28/2004(c)    $         629,177
       886,940    NYC IDA (Cummins Engine)                         6.500      03/01/2005        04/09/2003(c)              880,865
       575,000    NYC IDA (Elmhurst Parking Garage)                7.400      07/30/2002        08/14/2001(c)              596,447
       920,000    NYC IDA (Essie Cosmetics)                        5.500      11/01/2008        03/19/2005(c)              863,963
        45,000    NYC IDA (Federation Protestant Welfare)          6.950      11/01/2011        11/01/2001(b)               47,199
     1,660,000    NYC IDA (Friends Seminary School)                6.125      12/01/2007        04/14/2004(c)            1,660,299
     1,320,000    NYC IDA (Gabrielli Truck Sales)                  7.250      12/01/2007        10/18/2004(c)            1,329,068
       715,000    NYC IDA (Good Shepherd Services)                 5.125      06/01/2004        07/09/2002(c)              700,199
    22,780,000    NYC IDA (Japan Airlines)                         6.000      11/01/2015(s)     02/07/2007(g)           23,542,447
     1,170,000    NYC IDA (JBFS)                                   6.500      12/15/2002        12/30/2001(c)            1,171,100
       435,000    NYC IDA (Julia Gray) (w)                         6.500      11/01/2007        12/20/2004(c)              432,586
       425,000    NYC IDA (Koenig Manufacturing)                   7.375      12/01/2010        09/23/2006(c)              433,079
     1,220,000    NYC IDA (Little Red Schoolhouse)                 5.750      11/01/2007        08/19/2004(c)            1,151,046
       855,000    NYC IDA (MediSys Health Network)                 5.750      03/15/2006        06/12/2004(c)              828,632
       825,000    NYC IDA (Morrisons Pastry)                       5.750      11/01/2009        08/10/2004(c)              780,145
       360,000    NYC IDA (Ohel Children's Home & Family Services) 7.125      03/15/2003        10/18/2001(c)              384,494
     2,785,000    NYC IDA (Plaza Packaging)                        7.650      12/01/2009(s)     06/01/2000(b)            2,843,206
       695,000    NYC IDA (Precision Gear)                         5.875      11/01/2009        10/26/2005(c)              655,607
       590,000    NYC IDA (Precision Gear)                         5.875      11/01/2009        10/10/2005(c)              556,559
       195,000    NYC IDA (Precision Gear)                         6.500      11/01/2008        10/10/2005(c)              194,163
       575,000    NYC IDA (Promotional Slideguide)                 7.000      12/01/2005        08/18/2003(c)              582,141
     2,845,000    NYC IDA (Special Needs Facilities Pooled Program)5.950      07/01/2008        01/31/2004(c)            2,703,120
       190,000    NYC IDA (Streamline Plastics)                    7.125      12/01/2005        08/27/2003(c)              192,656
    13,215,000    NYC IDA (Terminal One Group Association)         6.000      01/01/2015        09/01/2012(c)           13,182,623
       215,000    NYC IDA (Terminal One Group Association)         6.000      01/01/2019        07/28/2017(c)              209,887
       300,000    NYC IDA (Terminal One Group Association)         6.100      01/01/2009(s)     01/01/2006(b)              308,016
     1,235,000    NYC IDA (Ulano)                                  6.250      11/01/2006        01/30/2004(c)            1,200,729
       160,000    NYC IDA (United Nations School)                  6.050      12/01/2005           -----                   163,760
       170,000    NYC IDA (United Nations School)                  6.100      12/01/2006           -----                   174,116
       180,000    NYC IDA (United Nations School)                  6.150      12/01/2007           -----                   184,828
     1,700,000    NYC IDA (Visy Paper)                             7.550      01/01/2005        09/11/2002(c)            1,736,873
     4,000,000    NYC IDA (Visy Paper)                             7.800      01/01/2016(s)     01/01/2006(b)            4,224,040
       585,000    NYC IDA (World Casing Corp.)                     5.950      11/01/2007        09/02/2004(c)              578,869
        20,000    NYC Municipal Water Finance Authority            5.500      06/15/2019        10/29/2015(c)               18,590
       855,000    NYC Municipal Water Finance Authority            5.750      06/15/2013(s)     06/15/2000(b)              843,876
        50,000    NYC Municipal Water Finance Authority            5.750      06/15/2013(s)     06/15/2000(b)               51,681
        40,000    NYC Municipal Water Finance Authority            5.750      06/15/2018        12/02/2015(c)               39,219
       140,000    NYC Municipal Water Finance Authority            5.750      06/15/2018        01/08/2017(c)              137,267
     5,000,000    NYC Municipal Water Finance Authority            6.000      06/15/2017(s)     06/15/2004(b)            5,027,900
     1,135,000    NYC Municipal Water Finance Authority            6.250      06/15/2021(s)     06/15/2001(b)            1,150,538
        30,000    NYC Municipal Water Finance Authority            7.000      06/15/2015(s)     06/15/2001(b)               31,343
        50,000    NYC Municipal Water Finance Authority            7.100      06/15/2012(s)     06/15/2001(b)               52,094
        40,000    NYC Municipal Water Finance Authority            7.100      06/15/2012(s)     06/15/2001(b)               41,704
        25,000    NYC Public Hsg. Authority                        6.000      01/01/2004        07/01/2000(b)               25,485
     1,925,000    NYS COP                                          7.625      03/01/2009(s)     06/17/2001(g)            2,033,108
     2,000,000    NYS DA (4201 Schools Program)                    5.250      07/01/2015           -----                 1,824,580
        30,000    NYS DA (Bishop Henry B. Hucles Nursing Home)     5.625      07/01/2018        11/11/2014(c)               28,737
       215,000    NYS DA (Brooklyn Law School)                     6.375      07/01/2007(s)     07/01/2001(b)              224,488
        80,000    NYS DA (Brooklyn Law School)                     6.400      07/01/2011(s)     07/01/2001(b)               83,381
        35,000    NYS DA (City University)                         0.000      07/01/2005        11/25/2003(c)               25,688
     1,500,000    NYS DA (City University)                         5.500      07/01/2005           -----                 1,518,075
     2,020,000    NYS DA (City University)                         5.500      07/01/2006           -----                 2,038,099
        75,000    NYS DA (City University)                         5.500      07/01/2012        08/09/2010(c)               73,312

                    16 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$    1,050,000    NYS DA (City University)                         5.600 %    07/01/2010        05/22/2009(c)    $       1,052,457
     1,900,000    NYS DA (City University)                         6.000      07/01/2010        07/01/2006(b)            1,952,136
        70,000    NYS DA (City University)                         6.000      07/01/2016        01/05/2016(c)               69,099
       670,000    NYS DA (City University)                         7.000      07/01/2014(s)     07/01/2000(b)              691,339
        25,000    NYS DA (College of St. Rose)                     6.000      07/01/2011(s)     07/01/2002(b)               25,748
     3,500,000    NYS DA (Cornell University)                      7.375      07/01/2020(s)     07/01/2000(b)            3,618,580
       585,000    NYS DA (Cornell University)                      7.375      07/01/2030(s)     07/01/2000(b)              604,820
        70,000    NYS DA (Court Facility)                          5.375      05/15/2016        05/28/2015(c)               64,412
         5,000    NYS DA (Dept. of Health)                         5.500      07/01/2014           -----                     4,772
        50,000    NYS DA (Dept. of Health)                         5.900      07/01/2009        07/01/2004(b)               51,026
        85,000    NYS DA (Episcopal Health Services)               7.550      08/01/2029        02/01/2000(b)               86,879
        70,000    NYS DA (Higher Education)                        8.500      06/01/2003(s)     06/01/2000(b)               70,247
        40,000    NYS DA (Jewish Geriatric)                        7.150      08/01/2014        08/01/2004(b)               43,680
        50,000    NYS DA (Jewish Geriatric)                        7.350      08/01/2029        08/01/2004(b)               54,362
        20,000    NYS DA (JGB Health Facilities)                   7.000      07/01/2009(s)     07/01/2000(b)               20,042
     3,960,000    NYS DA (KMH Homes)                               6.950      08/01/2031        08/01/2001(b)            4,124,855
        25,000    NYS DA (Manhattan College)                       6.500      07/01/2019(s)     07/01/2002(b)               25,354
       750,000    NYS DA (MEET)                                    5.375      07/01/2012        07/01/2007(a)              767,602
     4,750,000    NYS DA (Mount Sinai School of Medicine)          6.750      07/01/2009(s)     07/01/2001(b)            4,985,125
       190,000    NYS DA (Mount Sinai School of Medicine)          6.750      07/01/2015(s)     07/01/2001(b)              198,603
        70,000    NYS DA (New Hope Community)                      5.700      07/01/2017        08/24/2012(c)               67,633
        50,000    NYS DA (Nursing Homes)                           5.500      07/01/2010        07/09/2009(c)               49,568
       225,000    NYS DA (NY Medical College)                      6.875      07/01/2003        07/01/2002(a)              240,561
     1,325,000    NYS DA (Nyack Hospital)                          6.250      07/01/2013        05/10/2009(c)            1,273,020
        10,000    NYS DA (NYS Association for Retarded Children)   7.100      07/01/2003        07/01/2000(b)               10,173
        25,000    NYS DA (NYS Association for Retarded Children)   7.600      07/01/2018(s)     07/01/2000(b)               25,439
        90,000    NYS DA (Park Ridge Hsg.)                         7.850      02/01/2029        02/01/2000(b)               92,011
     1,055,000    NYS DA (Pooled Capital Program)                  7.800      12/01/2005(s)     06/01/2000(b)            1,084,835
        45,000    NYS DA (St. Francis G&H)                         7.375      08/01/2010        08/01/2000(b)               46,745
        20,000    NYS DA (St. Vincent's Hospital)                  5.750      08/01/2015        03/23/2011(c)               19,806
        25,000    NYS DA (St. Vincent's Hospital)                  7.375      08/01/2011        08/01/2001(b)               26,452
     1,150,000    NYS DA (State University Educational Facilities) 5.750      05/15/2010        05/15/2008(b)            1,174,495
       660,000    NYS DA (State University Educational Facilities) 6.000      05/15/2017           -----                   658,185
       165,000    NYS DA (State University Educational Facilities) 6.000      05/15/2017        11/18/2016(c)              164,546
     8,730,000    NYS DA (State University Educational Facilities) 6.375      05/15/2014        05/15/2003(a)            9,335,513
       100,000    NYS DA (State University Educational Facilities) 7.000      05/15/2004        05/15/2000(a)              103,041
    13,200,000    NYS DA (State University Educational Facilities) 7.000      05/15/2016        05/15/2000(a)           13,601,412
       215,000    NYS DA (State University Educational Facilities) 7.000      05/15/2016        05/15/2000(a)              221,205
    14,775,000    NYS DA (State University Educational Facilities) 7.375      05/15/2014(s)     05/15/2000(b)           15,243,958
       330,000    NYS DA (Suffolk County Judicial Facilities)      9.000      10/15/2001(s)     04/01/2000(b)              354,948
        10,000    NYS DA (Suffolk County Judicial Facilities)      9.000      10/15/2001(s)     04/01/2000(b)               10,749
       155,000    NYS DA (Suffolk County Judicial Facilities)      9.250      04/15/2006(s)     04/01/2000(b)              170,035
        30,000    NYS DA (Suffolk County Judicial Facilities)      9.500      04/15/2014(s)     04/15/2000(b)               34,553
     1,000,000    NYS DA (Teresian House)                          5.250      07/01/2017        11/02/2013(c)              870,950
     3,290,000    NYS DA (United Health Services)                  5.500      08/01/2017        05/17/2009(c)            3,114,314
       145,000    NYS DA (University of Rochester)                 6.500      07/01/2009(s)     07/01/2000(b)              146,708
        20,000    NYS DA (University of Rochester)                 6.500      07/01/2009(s)     07/01/2000(b)               20,236
        60,000    NYS DA (Upstate Community Colleges)              5.500      07/01/2014        10/05/2012(c)               57,094
        55,000    NYS DA (Upstate Community Colleges)              5.625      07/01/2012(s)     07/01/2004(b)               55,412
       280,000    NYS DA (Upstate Community Colleges)              5.625      07/01/2014        01/24/2013(c)              271,110
        35,000    NYS DA (Upstate Community Colleges)              5.875      07/01/2016        07/15/2015(c)               34,206
     1,250,000    NYS DA (Upstate Community Colleges)              6.200      07/01/2015        07/01/2005(a)            1,349,512
        20,000    NYS DA (WHELC)                                   5.800      02/01/2028           -----                    18,827

                    17 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$      200,000    NYS EFC (Consolidated Water)                     7.150 %    11/01/2014(s)     11/01/2004(b)    $         206,612
        20,000    NYS EFC (New Rochelle Water)                     6.400      12/01/2024        06/01/2002(b)               20,155
     2,000,000    NYS EFC (NYS Water Services)                     6.700      09/15/2004        09/15/2000(b)            2,073,480
     1,705,000    NYS EFC (NYS Water Services)                     6.875      06/15/2014(s)     11/15/2004(b)            1,838,638
       960,000    NYS EFC (NYS Water Services)                     6.900      05/15/2015(s)     02/06/2004(g)            1,045,229
       750,000    NYS EFC (NYS Water Services)                     6.900      11/15/2015(s)     11/15/2004(b)              816,585
       100,000    NYS EFC (NYS Water Services)                     7.200      03/15/2011(s)     03/15/2000(b)              102,544
       350,000    NYS EFC (NYS Water Services)                     7.500      03/15/2011(s)     03/15/2000(b)              357,864
     2,500,000    NYS EFC (NYS Water Services)                     7.500      06/15/2012(s)     06/15/2000(b)            2,584,150
        25,000    NYS EFC (Spring Valley Water Co.)                5.650      11/01/2023           -----                    23,265
        50,000    NYS EFC (State Park Infrastructure)              5.750      03/15/2013        04/25/2011(c)               49,926
     7,060,000    NYS ERDA (Brooklyn Union Gas)                    6.750      02/01/2024        05/06/2002(b)            7,411,376
    11,505,000    NYS ERDA (Brooklyn Union Gas)                    6.750      02/01/2024        05/12/2002(b)           12,080,365
        15,000    NYS ERDA (Central Hudson G&E)                    6.250      06/01/2007(s)     06/01/2000(b)               15,016
        25,000    NYS ERDA (Con Ed)                                6.375      12/01/2027        12/01/2001(b)               25,088
       200,000    NYS ERDA (Con Ed)                                6.375      12/01/2027        12/01/2001(b)              201,050
    11,735,000    NYS ERDA (Con Ed)                                6.750      01/15/2027        01/15/2001(b)           12,029,079
    16,510,000    NYS ERDA (Con Ed)                                6.750      01/15/2027        01/15/2001(b)           16,923,741
     9,290,000    NYS ERDA (Con Ed)                                6.750      01/15/2027        01/15/2001(b)            9,532,283
    29,910,000    NYS ERDA (Con Ed)                                7.500      01/01/2026        07/01/2000(b)           30,277,295
     1,110,000    NYS ERDA (Con Ed)                                7.500      01/01/2026        07/01/2000(b)            1,123,675
       325,000    NYS ERDA (LILCO)                                 6.900      08/01/2022        01/21/2003(a)              349,524
        65,000    NYS ERDA (LILCO)                                 6.900      08/01/2022        02/01/2002(a)               69,905
     2,935,000    NYS ERDA (LILCO)                                 6.900      08/01/2022        02/01/2002(b)            3,021,817
     1,930,000    NYS ERDA (LILCO)                                 7.150      09/01/2019        06/15/2002(b)            2,023,431
    10,675,000    NYS ERDA (LILCO)                                 7.150      06/01/2020        06/15/2002(b)           11,191,777
       680,000    NYS ERDA (LILCO)                                 7.150      12/01/2020        06/15/2002(b)              712,919
        15,000    NYS ERDA (LILCO)                                 7.150      02/01/2022        06/15/2002(a)               16,059
       920,000    NYS ERDA (LILCO)                                 7.150      02/01/2022        06/15/2002(b)              964,537
    17,000,000    NYS ERDA (NIMO)                                  6.625      10/01/2013        10/01/2001(b)           17,834,360
       200,000    NYS ERDA (NYSEG)                                 5.700      12/01/2028           -----                   185,532
     3,575,000    NYS ERDA (RG&E)                                  6.500      05/15/2032        05/15/2002(b)            3,624,049
        15,000    NYS GO                                           6.000      11/15/2007        11/15/2002(b)               15,663
    10,975,000    NYS GO                                           6.125      06/15/2014(s)     06/15/2006(b)           11,232,583
        40,000    NYS GO                                           6.600      12/01/2014        06/01/2000(b)               40,730
        80,000    NYS HFA (Children's Rescue)                      7.400      11/01/2000           -----                    80,492
        65,000    NYS HFA (Children's Rescue)                      7.500      05/01/2001           -----                    65,574
       140,000    NYS HFA (Children's Rescue)                      7.500      11/01/2001           -----                   141,679
       114,000    NYS HFA (General Hsg.)                           6.500      11/01/2003           -----                   116,454
        10,000    NYS HFA (General Hsg.)                           6.600      11/01/2005        11/01/2000(b)               10,216
        30,000    NYS HFA (General Hsg.)                           6.600      11/01/2006        11/01/2000(b)               30,648
     1,435,000    NYS HFA (Health Facility)                        6.000      05/01/2007           -----                 1,479,270
     2,165,000    NYS HFA (Health Facility)                        6.000      05/01/2008        05/01/2006(b)            2,228,824
     1,590,000    NYS HFA (HELP-Bronx Hsg.)                        8.050      11/01/2005(s)     05/01/2000(b)            1,623,660
        20,000    NYS HFA (HELP-Westchester Hsg.)                  7.550      11/01/2002        05/01/2000(b)               20,094
         5,000    NYS HFA (Hospital & Nursing Home)                5.500      11/01/2005        05/01/2000(a)                5,118
         5,000    NYS HFA (Hospital & Nursing Home)                5.500      11/01/2012        05/01/2000(a)                5,002
        15,000    NYS HFA (Hospital & Nursing Home)                5.875      11/01/2010        11/01/2001(a)               15,590
        10,000    NYS HFA (Hospital & Nursing Home)                5.875      11/01/2011        11/01/2001(a)               10,357
         5,000    NYS HFA (Hospital & Nursing Home)                5.900      11/01/2003        05/01/2000(a)                5,169
        30,000    NYS HFA (Hospital & Nursing Home)                5.900      11/01/2005        05/01/2000(a)               31,209
         5,000    NYS HFA (Hospital & Nursing Home)                5.900      11/01/2010        05/01/2000(a)                5,206
        35,000    NYS HFA (Hospital & Nursing Home)                6.000      11/01/2014        05/01/2000(b)               35,845

                    18 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


        Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       10,000    NYS HFA (Hospital & Nursing Home)                6.375 %    11/01/2001           -----         $          10,326
        10,000    NYS HFA (Hospital & Nursing Home)                6.875      11/01/2004        05/01/2000(a)               10,793
         5,000    NYS HFA (Hospital & Nursing Home)                6.875      11/01/2005        05/01/2000(a)                5,457
       480,000    NYS HFA (Hospital & Nursing Home)                6.875      11/01/2007        05/01/2000(a)              516,821
         5,000    NYS HFA (Hospital & Nursing Home)                6.875      11/01/2009        05/01/2000(a)                5,597
         3,000    NYS HFA (Hospital & Nursing Home)                6.875      11/01/2010        05/01/2000(a)                3,370
       590,000    NYS HFA (Hospital & Nursing Home)                7.000      11/01/2017        05/01/2000(b)              655,490
        80,000    NYS HFA (Meadow Manor)                           7.750      11/01/2019(s)     05/01/2000(b)               80,178
       225,000    NYS HFA (Monroe County Health Facilities)        7.625      05/01/2005(s)     04/19/2000(g)              235,136
       475,000    NYS HFA (Multifamily Hsg.)                       0.000      11/01/2008        11/01/2006(b)              295,930
       420,000    NYS HFA (Multifamily Hsg.)                       0.000      11/01/2009        11/01/2006(b)              246,540
        10,000    NYS HFA (Multifamily Hsg.)                       0.000      11/01/2010        11/01/2006(b)                5,480
       200,000    NYS HFA (Multifamily Hsg.)                       0.000      11/01/2011        11/01/2006(b)              103,008
     1,730,000    NYS HFA (Multifamily Hsg.)                       0.000      11/01/2012        11/01/2006(b)              835,002
       130,000    NYS HFA (Multifamily Hsg.)                       0.000      11/01/2013        11/01/2006(b)               58,787
        25,000    NYS HFA (Multifamily Hsg.)                       6.000      08/15/2003           -----                    25,252
     1,000,000    NYS HFA (Multifamily Hsg.)                       6.100      08/15/2016(s)     08/15/2008(b)            1,003,900
     2,015,000    NYS HFA (Multifamily Hsg.)                       6.100      08/15/2028        07/13/2023(c)            1,990,639
        35,000    NYS HFA (Multifamily Hsg.)                       6.200      08/15/2012(s)     08/15/2002(b)               35,928
     2,940,000    NYS HFA (Multifamily Hsg.)                       6.250      08/15/2014(s)     08/15/2004(b)            3,031,199
       150,000    NYS HFA (Multifamily Hsg.)                       6.250      08/15/2023(s)     08/15/2002(b)              152,508
     1,000,000    NYS HFA (Multifamily Hsg.)                       6.450      08/15/2014(s)     08/15/2002(b)            1,027,980
     2,500,000    NYS HFA (Multifamily Hsg.)                       6.625      08/15/2012(s)     02/15/2003(b)            2,565,600
       350,000    NYS HFA (Multifamily Hsg.)                       6.850      11/01/2019(s)     11/01/2004(b)              368,039
       150,000    NYS HFA (Multifamily Hsg.)                       6.950      08/15/2012(s)     08/15/2002(b)              157,720
     1,845,000    NYS HFA (Multifamily Hsg.)                       6.950      08/15/2024(s)     07/10/2002(g)            1,887,822
        20,000    NYS HFA (Multifamily Hsg.)                       7.000      08/15/2022(s)     08/15/2002(b)               20,978
     1,000,000    NYS HFA (Multifamily Hsg.)                       7.000      08/15/2023(s)     08/15/2001(b)            1,035,670
        40,000    NYS HFA (Multifamily Hsg.)                       7.300      11/01/2004        05/01/2000(b)               40,592
       399,000    NYS HFA (Multifamily Hsg.)                       7.450      11/01/2028(s)     05/01/2000(g)              407,674
     2,020,000    NYS HFA (Multifamily Hsg.)                       7.750      11/01/2020(s)     10/24/2000(g)            2,089,872
       570,000    NYS HFA (Multifamily Hsg.)                       8.000      11/01/2008(s)     09/19/2000(g)              590,366
        25,000    NYS HFA (Multifamily Hsg.)                       8.300      05/15/2005(s)     05/15/2000(b)               25,081
         5,000    NYS HFA (Nonprofit Hsg.)                         6.000      11/01/2012        11/01/2000(b)                5,087
         5,000    NYS HFA (Nonprofit Hsg.)                         6.200      11/01/2006        05/01/2000(b)                5,107
        40,000    NYS HFA (Nonprofit Hsg.)                         6.200      11/01/2008        05/01/2000(b)               40,846
        10,000    NYS HFA (Nonprofit Hsg.)                         6.200      11/01/2009        05/01/2000(b)               10,216
        70,000    NYS HFA (Nonprofit Hsg.)                         6.200      11/01/2011        05/01/2000(b)               71,496
        40,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2000           -----                    40,632
        20,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2002        11/01/2000(b)               20,431
        25,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2004        11/01/2000(b)               25,530
       145,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2005        11/01/2000(b)              148,151
         5,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2006        11/01/2000(b)                5,106
        10,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2008        11/01/2000(b)               10,211
        80,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2009        11/01/2001(b)               81,691
         5,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2011        11/01/2000(b)                5,106
        10,000    NYS HFA (Nonprofit Hsg.)                         6.400      11/01/2013        05/01/2000(b)               10,211
         5,000    NYS HFA (Nonprofit Hsg.)                         6.500      11/01/2000           -----                     5,086
        15,000    NYS HFA (Nonprofit Hsg.)                         6.500      11/01/2001           -----                    15,324
        60,000    NYS HFA (Nonprofit Hsg.)                         6.500      11/01/2002           -----                    61,270
         5,000    NYS HFA (Nonprofit Hsg.)                         6.500      11/01/2003           -----                     5,108
        25,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2000        05/01/2000(b)               25,449
        35,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2001           -----                    35,748

                    19 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       10,000    NYS HFA (Nonprofit Hsg.)                         6.600 %    11/01/2002        05/01/2000(b)    $          10,212
       225,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2003           -----                   229,862
        75,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2005        05/01/2000(b)               76,621
        50,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2005        11/01/2000(b)               51,080
        45,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2006        05/01/2000(b)               45,972
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2006        11/01/2000(b)               15,324
         5,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2007        05/01/2000(b)                5,108
        65,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2008        11/01/2000(b)               67,268
        10,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2009        05/01/2000(b)               10,216
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2009        05/01/2000(b)               15,324
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2010        05/01/2000(b)               15,324
        15,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2011        11/01/2003(b)               15,324
         5,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2011        05/01/2000(b)                5,108
        25,000    NYS HFA (Nonprofit Hsg.)                         6.600      11/01/2013        05/01/2000(b)               25,537
        20,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2001        05/01/2000(b)               20,435
       100,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2004        05/01/2000(b)              104,290
         5,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2005        05/01/2000(b)                5,109
         5,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2008        05/01/2000(b)                5,109
        15,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2009        05/01/2000(b)               15,326
         5,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2010        11/01/2003(b)                5,109
     1,420,000    NYS HFA (Nonprofit Hsg.)                         6.750      11/01/2011        05/01/2000(b)            1,459,433
        61,000    NYS HFA (Nonprofit Hsg.)                         6.875      11/01/2010        05/01/2000(b)               61,766
        10,000    NYS HFA (Nonprofit Hsg.) (i)                     6.750      11/01/2000        05/01/2000(b)               10,191
       195,000    NYS HFA (Phillips Village)                       6.700      02/15/2002           -----                   198,165
       250,000    NYS HFA (Phillips Village)                       6.700      08/15/2002           -----                   254,947
       175,000    NYS HFA (Phillips Village)                       6.900      02/15/2004           -----                   178,888
        85,000    NYS HFA (Phillips Village)                       6.900      08/15/2004           -----                    87,088
       150,000    NYS HFA (Service Contract)                       5.500      09/15/2022        03/29/2019(c)              135,177
       105,000    NYS HFA (Service Contract)                       5.625      09/15/2013        06/20/2012(c)              102,928
       175,000    NYS HFA (Service Contract)                       5.875      03/15/2011(s)     09/15/2005(b)              177,093
    11,040,000    NYS HFA (Service Contract)                       5.875      09/15/2014        07/13/2013(c)           10,995,840
       400,000    NYS HFA (Simeon Dewitt)                          8.000      11/01/2018(s)     05/01/2000(b)              402,324
       125,000    NYS HFA, Series A                                6.100      11/01/2015(s)     05/01/2008(b)              126,944
         5,000    NYS LGAC                                         5.375      04/01/2014        05/08/2012(c)                4,821
        50,000    NYS LGAC                                         6.000      04/01/2018        04/01/2002(a)               52,406
       665,000    NYS LGSC (SCSB)                                  6.375      12/15/2009        11/04/2005(c)              652,318
         5,000    NYS Medcare (AOFMH)                              6.500      11/01/2019        11/01/2001(b)                5,266
       500,000    NYS Medcare (Beth Israel Medical Center)         7.000      11/01/2001        05/01/2000(b)              501,025
       895,000    NYS Medcare (Beth Israel Medical Center)         7.125      11/01/2006(s)     05/01/2000(b)              916,659
       450,000    NYS Medcare (Beth Israel Medical Center)         7.200      11/01/2014(s)     05/01/2000(b)              450,841
       195,000    NYS Medcare (Beth Israel Medical Center)         7.400      11/01/2004(s)     05/01/2000(b)              197,449
       260,000    NYS Medcare (Brookdale Hospital Medical Center)  6.600      02/15/2003           -----                   273,863
       615,000    NYS Medcare (Brookdale Hospital Medical Center)  6.600      08/15/2003           -----                   651,888
        20,000    NYS Medcare (Buffalo General Hospital)           6.000      08/15/2014(s)     08/15/2006(b)               20,243
        35,000    NYS Medcare (Buffalo General Hospital)           6.125      08/15/2024           -----                    34,624
        10,000    NYS Medcare (Central Suffolk Hospital)           5.875      11/01/2005        12/12/2003(c)                9,737
       365,000    NYS Medcare (Downtown Hospital)                  6.550      02/15/2006        02/15/2005(a)              397,054
       945,000    NYS Medcare (Downtown Hospital)                  6.550      08/15/2006        02/15/2005(a)            1,027,990
         5,000    NYS Medcare (Hospital & Nursing Home)            5.650      08/15/2002           -----                     5,012
       100,000    NYS Medcare (Hospital & Nursing Home)            5.650      08/15/2013        08/15/2005(b)              101,968
       500,000    NYS Medcare (Hospital & Nursing Home)            5.750      02/15/2005           -----                   504,660
     4,500,000    NYS Medcare (Hospital & Nursing Home)            5.750      08/15/2019        01/01/2011(c)            4,313,430
     3,995,000    NYS Medcare (Hospital & Nursing Home)            5.950      08/15/2009        08/15/2002(b)            4,095,514

                    20 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       10,000    NYS Medcare (Hospital & Nursing Home)            6.100 %    08/15/2013(s)     08/15/2002(b)    $          10,535
       840,000    NYS Medcare (Hospital & Nursing Home)            6.125      02/15/2014(s)     02/15/2004(b)              887,006
     2,805,000    NYS Medcare (Hospital & Nursing Home)            6.125      02/15/2014(s)     02/15/2006(b)            2,893,554
        25,000    NYS Medcare (Hospital & Nursing Home)            6.125      02/15/2015(s)     02/15/2006(b)               25,365
        15,000    NYS Medcare (Hospital & Nursing Home)            6.150      02/15/2002        02/15/2000(b)               15,462
       190,000    NYS Medcare (Hospital & Nursing Home)            6.200      08/15/2022        08/15/2002(b)              190,082
       200,000    NYS Medcare (Hospital & Nursing Home)            6.250      08/15/2012(s)     08/15/2004(b)              205,500
       100,000    NYS Medcare (Hospital & Nursing Home)            6.250      02/15/2015        08/15/2005(b)              102,331
     7,025,000    NYS Medcare (Hospital & Nursing Home)            6.400      08/15/2014        08/15/2006(b)            7,267,081
        75,000    NYS Medcare (Hospital & Nursing Home)            6.400      11/01/2014(s)     05/01/2002(b)               78,743
     3,210,000    NYS Medcare (Hospital & Nursing Home)            6.500      08/15/2012        08/15/2002(a)            3,401,476
       570,000    NYS Medcare (Hospital & Nursing Home)            6.500      08/15/2012(s)     08/15/2002(b)              599,378
       715,000    NYS Medcare (Hospital & Nursing Home)            6.500      02/15/2019(s)     02/15/2004(b)              725,303
        25,000    NYS Medcare (Hospital & Nursing Home)            6.550      08/15/2012        08/15/2002(b)               26,363
     2,615,000    NYS Medcare (Hospital & Nursing Home)            6.875      02/15/2032        02/15/2002(b)            2,749,437
        25,000    NYS Medcare (Hospital & Nursing Home)            7.200      11/01/2000        05/01/2000(b)               25,308
       685,000    NYS Medcare (Hospital & Nursing Home)            7.200      11/01/2001        05/01/2000(b)              693,343
        85,000    NYS Medcare (Hospital & Nursing Home)            7.250      11/01/2002        05/01/2000(b)               86,039
       395,000    NYS Medcare (Hospital & Nursing Home)            7.250      11/01/2003        05/01/2000(b)              399,827
        20,000    NYS Medcare (Hospital & Nursing Home)            7.300      08/15/2011(s)     08/15/2001(b)               20,851
        75,000    NYS Medcare (Hospital & Nursing Home)            7.300      08/15/2011(s)     08/15/2001(b)               79,095
       290,000    NYS Medcare (Hospital & Nursing Home)            7.350      02/15/2029(s)     02/15/2000(b)              296,412
        95,000    NYS Medcare (Hospital & Nursing Home)            7.350      02/15/2029(s)     02/15/2000(b)               97,109
     1,825,000    NYS Medcare (Hospital & Nursing Home)            7.400      11/01/2016(s)     05/01/2000(b)            1,886,137
     6,505,000    NYS Medcare (Hospital & Nursing Home)            7.450      08/15/2031        08/15/2001(a)            6,868,239
       275,000    NYS Medcare (Hospital & Nursing Home)            8.625      02/15/2006        02/15/2000(b)              275,916
       825,000    NYS Medcare (Hospital & Nursing Home)            9.000      02/15/2026        02/15/2000(b)              851,813
       605,000    NYS Medcare (Hospital & Nursing Home)            9.375      11/01/2016(s)     05/01/2000(b)              625,612
     2,335,000    NYS Medcare (Hospital & Nursing Home)           10.000      11/01/2006(s)     05/01/2000(b)            2,487,242
       115,000    NYS Medcare (Hospital & Nursing Home) (i)        7.100      11/01/2000           -----                   116,391
     1,915,000    NYS Medcare (Huntington Hospital)                6.500      11/01/2014(s)     11/01/2004(b)            1,922,105
     1,060,000    NYS Medcare (Insured Mortgage Nursing)           6.500      11/01/2015        11/01/2004(b)            1,110,700
     1,865,000    NYS Medcare (Long Term Health Care)              6.450      11/01/2014(s)     05/01/2002(b)            1,960,115
        65,000    NYS Medcare (Long Term Health Care)              6.800      11/01/2014(s)     05/01/2002(b)               68,736
        95,000    NYS Medcare (Long Term Health Care)              7.100      11/01/2012(s)     05/01/2001(b)               99,563
       235,000    NYS Medcare (Long Term Health Care)              7.300      11/01/2005(s)     05/01/2000(b)              240,273
         5,000    NYS Medcare (Mental Health)                      0.000      08/15/2001           -----                     4,635
         5,000    NYS Medcare (Mental Health)                      0.000      02/15/2003        02/15/2000(b)                4,140
         5,000    NYS Medcare (Mental Health)                      0.000      08/15/2003        02/15/2000(b)                3,991
        75,000    NYS Medcare (Mental Health)                      5.550      08/15/2001        02/15/2000(b)               75,044
        10,000    NYS Medcare (Mental Health)                      5.700      02/15/2003        02/15/2000(b)               10,007
        35,000    NYS Medcare (Mental Health)                      6.000      02/15/2011(s)     02/15/2000(b)               35,042
         5,000    NYS Medcare (Mental Health)                      6.100      08/15/2013(s)     08/15/2002(b)                5,169
        70,000    NYS Medcare (Mental Health)                      6.375      08/15/2014(s)     08/15/2004(b)               71,691
       120,000    NYS Medcare (Mental Health)                      6.375      08/15/2014        08/15/2004(a)              129,697
         5,000    NYS Medcare (Mental Health)                      6.375      08/15/2014        08/15/2004(a)                5,251
     4,005,000    NYS Medcare (Mental Health)                      6.375      08/15/2014(s)     08/15/2004(b)            4,328,644
        60,000    NYS Medcare (Mental Health)                      6.375      08/15/2017(s)     02/15/2002(b)               61,926
        85,000    NYS Medcare (Mental Health)                      6.500      08/15/2024        08/15/2004(a)               92,305
         5,000    NYS Medcare (Mental Health)                      6.500      08/15/2024        08/15/2004(a)                5,125
        85,000    NYS Medcare (Mental Health)                      6.850      08/15/2000           -----                    86,276
        45,000    NYS Medcare (Mental Health)                      7.000      02/15/2001           -----                    46,162
         5,000    NYS Medcare (Mental Health)                      7.100      02/15/2002        02/15/2000(b)                5,110

                    21 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


        Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       50,000    NYS Medcare (Mental Health)                      7.200 %    08/15/2000           -----         $          50,858
        10,000    NYS Medcare (Mental Health)                      7.200      02/15/2004        02/15/2000(b)               10,221
         5,000    NYS Medcare (Mental Health)                      7.300      08/15/2010(s)     02/15/2000(b)                5,111
        50,000    NYS Medcare (Mental Health)                      7.300      02/15/2021(s)     08/15/2001(b)               52,717
       980,000    NYS Medcare (Mental Health)                      7.375      02/15/2014(s)     02/15/2000(b)            1,001,736
        45,000    NYS Medcare (Mental Health)                      7.400      08/15/2000           -----                    45,827
        10,000    NYS Medcare (Mental Health)                      7.400      02/15/2002        02/15/2000(a)               10,237
        15,000    NYS Medcare (Mental Health)                      7.400      02/15/2002        02/15/2000(b)               15,341
         5,000    NYS Medcare (Mental Health)                      7.400      02/15/2003        08/15/2001(b)                5,281
        10,000    NYS Medcare (Mental Health)                      7.500      08/15/2007(s)     02/15/2001(b)               10,486
       125,000    NYS Medcare (Mental Health)                      7.500      02/15/2010        02/15/2000(b)              127,815
       120,000    NYS Medcare (Mental Health)                      7.600      02/15/2002        08/15/2000(b)              124,253
       145,000    NYS Medcare (Mental Health)                      7.625      02/15/2007        08/15/2001(b)              153,642
        10,000    NYS Medcare (Mental Health)                      7.625      08/15/2007        08/15/2001(b)               10,596
       150,000    NYS Medcare (Mental Health)                      7.625      02/15/2008(s)     02/15/2000(b)              150,555
     1,345,000    NYS Medcare (Mental Health)                      7.700      02/15/2018(s)     02/15/2000(b)            1,349,613
        25,000    NYS Medcare (Mental Health)                      7.750      08/15/2010(s)     02/15/2000(b)               25,594
       190,000    NYS Medcare (Mental Health)                      7.800      02/15/2019(s)     02/15/2000(b)              194,305
       155,000    NYS Medcare (Mental Health)                      7.875      08/15/2015(s)     02/15/2000(b)              156,938
       380,000    NYS Medcare (Mental Health)                      7.875      08/15/2015(s)     02/15/2000(b)              384,818
     6,045,000    NYS Medcare (Mental Health)                      7.875      08/15/2020(s)     08/15/2000(b)            6,280,513
     2,530,000    NYS Medcare (Mental Health)                      8.875      08/15/2007(s)     02/15/2000(b)            2,538,956
        85,000    NYS Medcare (Montefiore Medical Center)          5.700      02/15/2012        02/15/2007(b)               85,800
        30,000    NYS Medcare (North Shore University Hospital)    7.125      11/01/2008        11/01/2000(a)               31,335
        20,000    NYS Medcare (North Shore University Hospital)    7.125      11/01/2008(s)     11/01/2000(b)               20,854
       100,000    NYS Medcare (Our Lady of Mercy Medical Center)   6.250      08/15/2015(s)     02/15/2005(b)              102,470
       250,000    NYS Medcare (Our Lady of Victory Hospital)       7.000      11/01/2004(s)     05/01/2000(b)              255,550
       150,000    NYS Medcare (Saranac Lake General Hospital)      7.875      11/01/2010(s)     10/01/2000(g)              157,061
        40,000    NYS Medcare (Sisters of Charity)                 6.600      11/01/2007(s)     11/01/2001(b)               42,088
        85,000    NYS Medcare (St. Luke's Hospital)                5.600      08/15/2013(s)     12/12/2004(g)               85,054
        70,000    NYS Medcare (St. Luke's Hospital)                5.625      08/15/2018        11/29/2012(c)               66,585
       185,000    NYS Medcare (St. Luke's Hospital)                7.375      02/15/2019(s)     02/15/2000(b)              189,183
        80,000    NYS Medcare (St. Luke's Hospital)                7.375      02/15/2019        02/15/2000(b)               81,860
       460,000    NYS Medcare (St. Luke's Hospital)                7.400      02/15/2009        02/15/2000(b)              470,819
     1,435,000    NYS Medcare (St. Luke's Hospital)                7.500      11/01/2011(s)     05/01/2000(b)            1,467,130
       700,000    NYS Medcare (St. Mary's Hospital)                6.000      11/01/2009        11/01/2005(b)              729,953
        10,000    NYS Power Authority                              5.500      01/01/2010(s)     07/01/2000(b)               10,159
       530,000    NYS Thruway Authority                            0.000      01/01/2001           -----                   506,039
       250,000    NYS Thruway Authority                            0.000      01/01/2005           -----                   192,745
       385,000    NYS Thruway Authority                            0.000      01/01/2006           -----                   280,141
        50,000    NYS Thruway Authority                            5.500      04/01/2015        05/09/2013(c)               48,812
        45,000    NYS Thruway Authority                            5.750      04/01/2016        11/28/2013(c)               43,543
       500,000    NYS Thruway Authority                            6.000      04/01/2011        04/01/2007(b)              513,690
     3,000,000    NYS Thruway Authority                            6.000      04/01/2012        04/01/2007(b)            3,060,450
        10,000    NYS UDC (Correctional Facilities)                0.000      01/01/2000           -----                    10,000
        25,000    NYS UDC (Correctional Facilities)                0.000      01/01/2003           -----                    21,614
        30,000    NYS UDC (Correctional Facilities)                0.000      01/01/2007           -----                    20,660
     1,375,000    NYS UDC (Correctional Facilities)                5.250      01/01/2013        07/26/2011(c)            1,292,871
     3,450,000    NYS UDC (Correctional Facilities)                5.500      01/01/2015        07/07/2014(c)            3,263,010
    20,105,000    NYS UDC (Correctional Facilities)                5.500      01/01/2015        07/07/2014(c)           19,015,309
     6,000,000    NYS UDC (Correctional Facilities)                5.500      01/01/2016        07/07/2015(c)            5,626,740
     1,025,000    NYS UDC (Correctional Facilities)                5.700      01/01/2016        02/10/2014(c)              984,595
        70,000    NYS UDC (Correctional Facilities)                5.700      01/01/2027        07/21/2022(c)               64,404

                    22 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       90,000    NYS UDC (Correctional Facilities)                5.750 %    01/01/2013        01/01/2005(b)    $          90,718
        85,000    NYS UDC (Correctional Facilities)                5.750      01/01/2013        06/08/2012(c)               84,425
     1,000,000    NYS UDC (Correctional Facilities)                5.750      01/01/2013        10/24/2012(c)              993,230
        35,000    NYS UDC (South Mall)                             0.000      01/01/2003           -----                    30,163
       130,000    NYS UDC (South Mall)                             0.000      01/01/2005           -----                    98,244
        50,000    NYS UDC (South Mall)                             0.000      01/01/2005        06/24/2004(c)               38,202
       645,000    NYS UDC (South Mall)                             0.000      01/01/2011        04/08/2008(c)              324,422
       555,000    NYS UDC (South Mall)                             0.000      01/01/2011        04/08/2008(c)              284,837
    10,000,000    NYS UDC (Sub Lien)                               5.500      07/01/2016        12/31/2012(c)            9,317,400
     2,130,000    Oneida County IDA (Bonide Products)              5.750      11/01/2007           -----                 2,064,119
     2,285,000    Oneida County IDA (Faxton Hospital)              6.625      01/01/2015(s)     01/01/2010(b)            2,413,600
        90,000    Oneida Healthcare Corp.                          7.100      08/01/2011        08/01/2001(b)               93,773
     1,150,000    Oneida-Herkimer SWMA                             6.600      04/01/2004           -----                 1,204,545
     3,045,000    Oneida-Herkimer SWMA                             6.750      04/01/2014        04/01/2003(a)            3,274,106
       155,000    Oneida-Herkimer SWMA                             6.750      04/01/2014(s)     04/01/2003(b)              157,229
        85,000    Onondaga County IDA (Coltec Industries)          7.250      06/01/2008(s)     06/01/2000(b)               86,437
       510,000    Onondaga County IDA (LeMoyne College)            5.500      03/01/2014        04/08/2012(c)              478,217
       100,000    Onondaga County Res Rec                          6.400      05/01/2002           -----                   101,414
     5,000,000    Onondaga County Res Rec                          6.625      05/01/2000           -----                 5,005,100
    13,785,000    Onondaga County Res Rec                          6.875      05/01/2006(s)     06/04/2003(g)           13,813,259
    14,595,000    Onondaga County Res Rec                          7.000      05/01/2015(s)     05/01/2004(b)           14,910,690
       130,000    Orange County IDA (Glen Arden)                   5.400      01/01/2008           -----                   122,564
     1,060,000    Orange County IDA (Kingston Manufacturing)       7.250      11/01/2003        06/05/2002(c)            1,076,366
        40,000    Orange County IDA (Mental Health)                6.000      05/01/2008           -----                    40,664
        10,000    Orange County IDA (Mental Health)                6.125      05/01/2016        02/13/2013(c)                9,802
       575,000    Oswego County IDA (SLRHF)                        5.150      02/01/2013        12/11/2008(c)              541,282
     1,805,000    Oswego County Res Rec                            6.500      06/01/2004        05/23/2003(c)            1,859,944
     1,750,000    Otsego County IDA (AOFMH)                        5.350      10/01/2017        08/23/2014(c)            1,617,105
        50,000    Philadelphia, NY GO                              7.500      12/15/2009           -----                    58,024
        10,000    Port Authority NY/NJ                             5.000      02/01/2003(s)     02/01/2000(b)               10,002
     9,725,000    Port Authority NY/NJ (Delta Air Lines) (w)       6.950      06/01/2008        06/01/2002(b)           10,237,410
     1,000,000    Port Authority NY/NJ (KIAC)                      6.750      10/01/2011        10/01/2006(b)            1,030,800
       275,000    Port Authority NY/NJ (KIAC)                      6.750      10/01/2019(s)     10/01/2006(b)              278,856
    11,000,000    Port Authority NY/NJ (KIAC)                      7.000      10/01/2007        05/02/2005(c)           11,504,020
        15,000    Port Authority NY/NJ, 100th Series               5.750      12/15/2015        06/15/2005(b)               15,031
       165,000    Port Authority NY/NJ, 67th Series                6.875      01/01/2025(s)     07/01/2000(b)              166,968
        25,000    Port Authority NY/NJ, 68th Series                7.250      08/15/2009        02/15/2000(b)               25,332
        15,000    Port Authority NY/NJ, 68th Series                7.250      08/15/2011        02/15/2000(b)               15,200
       920,000    Port Authority NY/NJ, 68th Series                7.250      02/15/2025        02/15/2000(b)              931,923
       165,000    Port Authority NY/NJ, 68th Series                7.250      02/15/2025(s)     02/15/2000(b)              167,138
       270,000    Port Authority NY/NJ, 68th Series                7.250      02/15/2025(s)     02/15/2000(b)              273,499
     6,235,000    Port Authority NY/NJ, 69th Series                7.125      06/01/2025(s)     06/01/2000(b)            6,364,688
        25,000    Port Authority NY/NJ, 70th Series                7.000      08/01/2011        08/01/2000(b)               25,611
       990,000    Port Authority NY/NJ, 70th Series                7.250      08/01/2025(s)     08/01/2000(b)            1,013,602
        75,000    Port Authority NY/NJ, 70th Series                7.250      08/01/2025(s)     08/01/2000(b)               76,788
        45,000    Port Authority NY/NJ, 70th Series                7.250      08/01/2025        08/01/2000(b)               46,073
        60,000    Port Authority NY/NJ, 71st Series                6.500      01/15/2026(s)     01/15/2001(b)               61,631
        25,000    Port Authority NY/NJ, 73rd Series                6.500      10/15/2011        04/15/2001(b)               25,766
       780,000    Port Authority NY/NJ, 73rd Series                6.750      04/15/2026(s)     04/15/2001(b)              803,096
       150,000    Port Authority NY/NJ, 73rd Series                6.750      04/15/2026(s)     04/15/2001(b)              154,442
        50,000    Port Authority NY/NJ, 76th Series                6.500      11/01/2011        11/01/2001(b)               51,795
     5,675,000    Port Authority NY/NJ, 76th Series                6.500      11/01/2026        11/01/2001(b)            5,749,570
        90,000    Port Authority NY/NJ, 76th Series                6.500      11/01/2026(s)     11/01/2001(b)               92,789

                    23 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       30,000    Port Authority NY/NJ, 83rd Series                6.375 %       10/15/2017(s)  10/15/2002(b)    $          31,135
        10,000    Port Authority NY/NJ, 95th Series                6.000         07/15/2015        -----                     9,985
     3,300,000    Port Authority NY/NJ, 96th Series                6.600         10/01/2023(s)  10/01/2004(b)            3,479,190
        10,000    Port Authority NY/NJ, 97th Series                6.500         07/15/2019     01/15/2005(b)               10,310
     1,200,000    Port Jervis IDA (Franciscan Health Partnership)  5.500         11/01/2016     10/31/2009(c)            1,021,380
     1,185,000    Putnam County IDA (Brewster Plastics)            7.375         12/01/2008     05/17/2005(c)            1,210,691
       120,000    Rensselaer Hsg. Authority (Renwyck)              7.650         01/01/2011(s)  09/23/2002(g)              127,386
     1,440,000    Rensselaer Municipal Leasing Corp.               6.250         06/01/2004     12/28/2002(c)            1,481,242
        60,000    Rensselaer Municipal Leasing Corp.               6.900         06/01/2024     06/01/2004(b)               62,080
        15,000    Riverhead HDC                                    8.250         08/01/2010(s)  02/01/2000(b)               15,383
     2,550,000    Rochester Hsg. Authority (Crossroads Apartments) 7.300         07/01/2005     03/07/2003(c)            2,668,193
       695,000    Rochester Hsg. Authority (Stonewood Village)     5.900         09/01/2009     08/18/2005(c)              688,884
       490,000    Rockland County IDA (Dominican College)          7.000         03/01/2003     10/04/2001(c)              506,092
       335,000    Rockland Gardens Hsg. Corp.                     10.500         05/01/2011     05/01/2000(b)              346,357
        50,000    Rome GO                                          6.900         12/15/2007     12/15/2003(b)               53,418
       225,000    Roxbury CSD GO                                   6.400         06/15/2010     06/15/2005(b)              235,701
       235,000    Roxbury CSD GO                                   6.400         06/15/2011     06/15/2005(b)              244,943
       130,000    Saratoga County IDA (ARC)                        7.250         03/01/2001     08/30/2000(c)              130,642
     1,710,000    Saratoga County IDA (Saratoga Sheraton)          6.750         12/31/2007(s)  06/13/2003(g)            1,726,040
        50,000    Schodack IDA (Hamilton Printing)                 7.600         07/01/2000        -----                    50,315
        60,000    Schodack IDA (Hamilton Printing)                 7.625         07/01/2001        -----                    61,650
       120,000    Schuyler County IDA (Cargill)                    7.900         04/01/2007     04/01/2000(b)              122,687
        55,000    SONYMA, Series 10-B                              6.500         10/01/2002(s)  04/01/2000(b)               55,052
        30,000    SONYMA, Series 27                                5.650         04/01/2015     02/08/2012(c)               29,045
       100,000    SONYMA, Series 27                                6.900         04/01/2015(s)  04/01/2002(b)              105,578
       500,000    SONYMA, Series 28                                6.650         04/01/2022     12/22/2000(c)              508,360
       100,000    SONYMA, Series 29-A                              5.250         04/01/2015     01/28/2012(c)               93,512
        25,000    SONYMA, Series 29-B                              6.450         04/01/2015(s)  03/01/2003(b)               25,714
       670,000    SONYMA, Series 30-B                              6.000         04/01/2019     04/11/2004(c)              644,868
       165,000    SONYMA, Series 30-C                              5.850         10/01/2025     09/23/2014(c)              155,582
        10,000    SONYMA, Series 34                                5.550         09/30/2025     04/10/2025(c)                9,085
        35,000    SONYMA, Series 36-A                              5.700         04/01/2023(s)  04/01/2006(b)               35,629
       665,000    SONYMA, Series 36-A                              6.125         10/01/2020(s)  09/23/2002(g)              684,618
       100,000    SONYMA, Series 39                                5.750         10/01/2010(s)  04/01/2006(b)              101,403
       155,000    SONYMA, Series 39                                6.000         10/01/2017(s)  04/01/2006(b)              155,143
     1,550,000    SONYMA, Series 40-A                              6.350         04/01/2021(s)  06/01/2006(b)            1,550,140
       175,000    SONYMA, Series 40-A                              6.700         04/01/2025(s)  06/01/2004(b)              180,495
        40,000    SONYMA, Series 40-B                              5.800         10/01/2023     07/20/2022(c)               38,793
        30,000    SONYMA, Series 41-A                              6.450         10/01/2014(s)  06/01/2004(b)               31,242
        50,000    SONYMA, Series 41-B                              6.250         10/01/2014(s)  08/01/2004(b)               51,269
        10,000    SONYMA, Series 42                                6.000         10/01/2023     07/22/2000(c)               10,089
       185,000    SONYMA, Series 42                                6.400         10/01/2020     02/22/2004(c)              185,198
        50,000    SONYMA, Series 43                                6.100         04/01/2009     09/01/2006(b)               51,736
        25,000    SONYMA, Series 43                                6.100         10/01/2009     09/01/2006(b)               25,868
       740,000    SONYMA, Series 43                                6.450         10/01/2017(s)  09/01/2004(b)              766,618
       125,000    SONYMA, Series 44                                6.900         04/01/2006     11/01/2004(b)              131,574
        20,000    SONYMA, Series 44                                6.900         10/01/2006     11/01/2004(b)               21,121
        50,000    SONYMA, Series 44                                7.000         10/01/2007     11/01/2004(b)               53,077
     7,015,000    SONYMA, Series 44                                7.500         04/01/2026     11/01/2004(b)            7,567,081
       100,000    SONYMA, Series 45                                7.200         10/01/2017(s)  11/01/2004(b)              105,889
       125,000    SONYMA, Series 46                                6.500         04/01/2013(s)  03/28/2005(b)              128,909
    20,655,000    SONYMA, Series 46                                6.650         10/01/2025(s)  03/28/2007(b)           21,309,557
        65,000    SONYMA, Series 47                                6.375         10/01/2017(s)  03/28/2007(b)               66,984

                    24 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       50,000    SONYMA, Series 48                                6.000 %    04/01/2013        06/29/2007(b)    $          50,179
        20,000    SONYMA, Series 48                                6.000      04/01/2013(s)     06/29/2005(b)               20,216
     1,770,000    SONYMA, Series 48                                6.050      04/01/2017(s)     06/29/2007(b)            1,775,275
        25,000    SONYMA, Series 48                                6.100      04/01/2025        01/14/2022(c)               24,743
       510,000    SONYMA, Series 50                                6.250      04/01/2010        09/13/2007(b)              514,590
        45,000    SONYMA, Series 51                                6.400      10/01/2017(s)     09/13/2005(b)               46,064
        50,000    SONYMA, Series 53                                5.750      10/01/2011(s)     01/04/2008(b)               50,095
       290,000    SONYMA, Series 54                                6.100      10/01/2015(s)     03/05/2008(g)              293,524
       105,000    SONYMA, Series 56                                5.875      10/01/2019        01/06/2019(c)              103,006
       100,000    SONYMA, Series 56                                6.500      10/01/2026(s)     07/01/2006(b)              102,091
     1,000,000    SONYMA, Series 61                                5.800      10/01/2017        07/02/2017(c)              980,370
       200,000    SONYMA, Series 63                                6.000      04/01/2017(s)     04/01/2009(b)              200,258
        75,000    SONYMA, Series 66                                5.600      10/01/2017        07/29/2015(c)               71,507
       540,000    SONYMA, Series 67                                5.700      10/01/2017        10/10/2016(c)              517,282
        90,000    SONYMA, Series 7                                 9.250      10/01/2014(s)     04/01/2000(b)               90,658
       250,000    SONYMA, Series 8-A                               0.000      04/01/2000           -----                   246,043
        30,000    SONYMA, Series 8-A                               0.000      10/01/2000        04/01/2000(b)               28,554
        85,000    SONYMA, Series 8-A                               0.000      04/01/2001        04/01/2000(b)               78,149
        70,000    SONYMA, Series 8-A                               0.000      10/01/2001        04/01/2000(b)               62,212
        85,000    SONYMA, Series 8-A                               0.000      04/01/2002        04/01/2000(b)               73,018
        70,000    SONYMA, Series 8-A                               0.000      10/01/2002        04/01/2000(b)               58,127
       755,000    SONYMA, Series 8-A                               6.875      04/01/2017(s)     04/01/2000(b)              755,423
        75,000    SONYMA, Series 8-A                               6.875      04/01/2017(s)     10/01/2000(b)               75,107
       250,000    SONYMA, Series 8-A                               6.875      04/01/2017(s)     10/01/2000(b)              250,403
         5,000    SONYMA, Series EE-2                              7.050      10/01/2000        07/04/2000(c)                5,045
       170,000    SONYMA, Series EE-2                              7.450      10/01/2010(s)     09/14/2000(g)              173,546
     1,160,000    SONYMA, Series EE-2                              7.500      04/01/2016(s)     09/14/2000(b)            1,184,244
        65,000    SONYMA, Series EE-3                              7.125      10/01/2000        07/04/2000(c)               65,397
        50,000    SONYMA, Series EE-3                              7.650      04/01/2016(s)     10/01/2000(b)               51,232
       200,000    SONYMA, Series EE-3                              7.750      04/01/2016(s)     04/01/2000(b)              204,966
        50,000    SONYMA, Series EE-4                              7.050      10/01/2000        07/04/2000(c)               50,250
       100,000    SONYMA, Series EE-4                              7.750      10/01/2010(s)     09/20/2000(g)              102,792
       115,000    SONYMA, Series EE-4                              7.800      10/01/2013(s)     10/01/2000(b)              118,252
        65,000    SONYMA, Series HH-2                              7.700      10/01/2009(s)     09/14/2000(g)               65,957
     5,165,000    SONYMA, Series HH-2                              7.750      04/01/2022        09/14/2000(b)            5,253,425
        45,000    SONYMA, Series HH-2                              7.850      04/01/2022(s)     09/14/2000(b)               45,956
        35,000    SONYMA, Series II (i)                            0.000      04/01/2005        04/01/2000(b)               23,333
         5,000    SONYMA, Series II (i)                            0.000      10/01/2005        04/01/2000(b)                3,207
         5,000    SONYMA, Series II (i)                            0.000      04/01/2006        04/01/2002(b)                3,085
         5,000    SONYMA, Series II (i)                            0.000      10/01/2006        04/01/2000(b)                2,968
         5,000    SONYMA, Series II (i)                            0.000      04/01/2007        04/01/2000(b)                2,845
        15,000    SONYMA, Series II (i)                            0.000      10/01/2007        04/01/2000(b)                8,209
        15,000    SONYMA, Series II (i)                            0.000      04/01/2008        04/01/2000(b)                7,894
        80,000    SONYMA, Series JJ                                0.000      04/01/2000           -----                    79,177
        10,000    SONYMA, Series JJ                                0.000      10/01/2000           -----                     9,696
         5,000    SONYMA, Series MM-1                              7.600      10/01/2002        02/04/2001(b)                5,106
        60,000    SONYMA, Series MM-1                              7.650      10/01/2003        02/04/2001(b)               61,263
       100,000    SONYMA, Series MM-1                              7.700      10/01/2004        02/04/2001(b)              101,721
        50,000    SONYMA, Series MM-1                              7.750      04/01/2005        02/04/2001(b)               50,762
        10,000    SONYMA, Series MM-2                              7.550      04/01/2002        10/01/2000(b)               10,176
        10,000    SONYMA, Series MM-2                              7.700      10/01/2005        10/01/2000(b)               10,136
        25,000    SONYMA, Series NN                                7.100      04/01/2002        07/01/2000(b)               25,429
        20,000    SONYMA, Series NN                                7.150      10/01/2003        07/01/2000(b)               20,302

                    25 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                  Effective             Market Value
       Amount                                                     Coupon      Maturity         Maturity*               See Note 1
====================================================================================================================================
$       50,000    SONYMA, Series NN                                7.450 %    10/01/2010(s)     07/01/2000(b)    $          51,050
        15,000    SONYMA, Series QQ                                7.600      10/01/2012        04/01/2000(b)               15,310
     1,705,000    SONYMA, Series QQ                                7.700      10/01/2012        04/01/2000(b)            1,742,629
        70,000    SONYMA, Series RR                                7.600      10/01/2010(s)     10/01/2000(b)               72,113
        15,000    SONYMA, Series RR                                7.700      10/01/2010(s)     10/01/2000(b)               15,425
        25,000    SONYMA, Series TT                                6.850      10/01/2001           -----                    25,505
        20,000    SONYMA, Series TT                                6.950      04/01/2002           -----                    20,518
       125,000    SONYMA, Series TT                                7.150      04/01/2004        04/01/2001(b)              128,656
        10,000    SONYMA, Series TT                                7.200      04/01/2005        04/01/2001(b)               10,261
        25,000    SONYMA, Series TT                                7.200      10/01/2005        04/01/2001(b)               25,652
        75,000    SONYMA, Series UU                                6.950      04/01/2000           -----                    75,238
       460,000    SONYMA, Series UU                                7.650      10/01/2023        04/01/2001(b)              472,369
        40,000    SONYMA, Series VV                                6.600      04/01/2000           -----                    40,100
        25,000    SONYMA, Series VV                                6.800      10/01/2002           -----                    25,574
        60,000    SONYMA, Series VV                                6.900      04/01/2003           -----                    61,489
        50,000    SONYMA, Series VV                                7.000      04/01/2004        10/01/2001(b)               51,155
       100,000    SONYMA, Series VV                                7.000      10/01/2004        10/01/2001(b)              102,025
       670,000    SONYMA, Series VV                                7.250      10/01/2007(s)     10/01/2001(b)              689,752
     4,940,200    SONYMA, Series VV                                7.375      10/01/2011(s)     10/01/2001(b)            5,112,761
        75,000    SONYMA, Series VV                                7.375      10/01/2011(s)     10/01/2001(b)               77,765
       120,000    Springville HDC (Springbrook)                    5.950      01/01/2010        12/11/2005(c)              119,198
     1,000,000    St. Casimer's EHC                                7.375      09/01/2010(s)     03/01/2000(b)            1,025,980
     1,115,000    St. Lawrence IDA (PACES)                         5.875      06/30/2007        04/16/2004(c)            1,055,437
        25,000    Suffolk County GO                                7.300      06/15/2001        06/15/2000(b)               25,350
     1,430,000    Suffolk County IDA (ACLDD)                       5.750      03/01/2006        04/29/2003(c)            1,373,930
       240,000    Suffolk County IDA (Dowling College)             6.500      12/01/2006           -----                   244,457
        50,000    Suffolk County IDA (Dowling College)             6.625      06/01/2024        12/29/2016(c)               48,088
     2,205,000    Suffolk County IDA (Huntington First Aid Squad)  6.025      11/01/2008        03/23/2005(c)            2,122,886
     7,390,000    Suffolk County IDA (Huntington Res Rec)          5.450      10/01/2002           -----                 7,504,176
     7,945,000    Suffolk County IDA (Huntington Res Rec)          5.500      10/01/2003           -----                 8,096,273
     8,545,000    Suffolk County IDA (Huntington Res Rec)          5.550      10/01/2004           -----                 8,731,794
       290,000    Suffolk County IDA (Mattituck-Laurel Library)    6.000      09/01/2019(s)     09/01/2010(b)              291,122
        40,000    Suffolk County IDA (OBPWC)                       7.000      11/01/2002        12/16/2001(c)               39,527
     1,020,000    Suffolk County IDA (Rimland Facilities) (i)      6.375 (v)  12/01/2004        06/01/2000(f)            1,019,796
        40,000    Suffolk County Water Authority                   5.625      06/01/2016        04/09/2013(c)               39,036
     2,255,000    Sunnybrook EHC                                  11.250      12/01/2014(s)     04/01/2000(b)            2,333,970
     3,120,000    Syracuse COP (Hancock International Airport)     6.500      01/01/2017(s)     01/01/2002(b)            3,209,294
     1,105,000    Syracuse COP (Hancock International Airport)     6.600      01/01/2005        01/01/2002(b)            1,151,509
     3,650,000    Syracuse COP (Hancock International Airport)     6.625      01/01/2012(s)     01/01/2002(b)            3,822,353
     1,210,000    Syracuse COP (Hancock International Airport)     6.700      01/01/2007        01/01/2002(b)            1,263,071
       675,000    Syracuse IDA (Pavilion on James Senior Hsg.)     6.500      08/01/2007        10/28/2004(c)              657,815
       285,000    Syracuse IDA (Rockwest Center I) (i)             7.250      06/01/2003        01/03/2002(c)              287,138
       930,000    Syracuse IDA (Rockwest Center II) (i)            7.000      12/01/2005        08/26/2003(c)              790,500
       550,000    Syracuse IDA (St. Joseph's Hospital)             7.250      06/01/2001        06/19/2000(a)              562,744
     5,825,000    Syracuse RAN                                     4.750      06/30/2000           -----                 5,835,369
     1,355,000    Syracuse SCHC (East Hill Village Apartments)     6.125      11/01/2010        03/25/2006(c)            1,379,959
       195,000    Tompkins County IDA (Kendall at Ithaca)          7.875      06/01/2015(s)     06/01/2005(b)              198,058
       295,000    Tompkins Healthcare Corp. (Reconstruction Home) 10.800      02/01/2028        08/01/2005(b)              355,443
     3,610,000    Tonawanda HDC (Tonawanda Towers)                 6.150      10/01/2011(s)     02/17/2006(g)            3,614,837
        20,000    Triborough Bridge & Tunnel Authority             6.000      01/01/2019        01/01/2001(b)               20,009
        50,000    Triborough Bridge & Tunnel Authority             6.500      01/01/2019(s)     01/01/2002(b)               51,921
       525,000    Triborough Bridge & Tunnel Authority             6.625      01/01/2017(s)     01/01/2001(b)              543,086
    13,050,000    Triborough Bridge & Tunnel Authority             6.875      01/01/2015(s)     01/01/2001(b)           13,581,788

                    26 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                  Effective             Market Value
       Amount                                                      Coupon     Maturity         Maturity*               See Note 1
====================================================================================================================================
$      370,000  Triborough Bridge & Tunnel Authority                 6.875 %  01/01/2015(s)     01/01/2001(b)    $         385,078
        75,000  Tupper Lake HDC                                      8.125    10/01/2010        03/15/2002(b)               75,189
     1,830,000  Ulster County IDA (Benedictine Hospital)             6.050    06/01/2005        02/08/2003(c)            1,762,455
       660,000  Union Hsg. Authority (Methodist Homes)               6.800    11/01/2004        12/30/2002(c)              665,603
     4,065,000  United Nations Devel. Corp., Series B                5.400    07/01/2014        07/13/2013(c)            3,846,425
     3,340,000  United Nations Devel. Corp., Series B                5.500    07/01/2017        07/13/2016(c)            3,084,056
     6,070,000  United Nations Devel. Corp., Series C                5.500    07/01/2017        07/13/2016(c)            5,604,856
       500,000  Utica IDA (Utica College)                            5.300    08/01/2008        05/18/2004(c)              484,340
        40,000  Utica SCHC (Brook Apartments)                        0.000    01/01/2002           -----                    33,138
        30,000  Utica SCHC (Brook Apartments)                        0.000    01/01/2003        07/01/2000(b)               22,595
        60,000  Utica SCHC (Brook Apartments)                        0.000    01/01/2005        07/01/2000(b)               37,214
       100,000  Utica SCHC (Steinhorst Apartments)                   6.500    04/15/2008(s)     10/05/2004(g)              105,825
         5,000  Valley Health Devel. Corp.                           7.850    02/01/2002        05/01/2000(c)                5,059
        10,000  Valley Health Devel. Corp.                           7.850    08/01/2035(s)     08/01/2001(b)               10,687
        95,000  Valley Health Devel. Corp.                          11.300    02/01/2007        08/01/2000(b)              107,264
       950,000  Valley Health Devel. Corp.                          11.300    02/01/2023(s)     12/15/2000(b)            1,065,463
        95,000  Watervliet EHC                                       8.000    11/15/2000        05/15/2000(b)               95,773
        95,000  Watervliet EHC                                       8.000    11/15/2001        05/15/2000(b)               95,773
       100,000  Watervliet EHC                                       8.000    11/15/2002        05/15/2000(b)              100,814
       385,000  Westchester County IDA (Beth Abraham Hospital)       7.250    12/01/2009        12/02/2004(c)              386,043
       775,000  Westchester County IDA (JBFS)                        6.500    12/15/2002        12/30/2001(c)              780,107
       450,000  Westchester County IDA (JDAM)                        6.250    04/01/2005        12/04/2002(c)              453,123
     1,010,000  Westchester County IDA (JDAM)                        6.750    04/01/2016        06/29/2013(c)              998,981
       150,000  Westchester County IDA (Westchester Airport)         5.950    08/01/2024        09/29/2020(c)              137,277
     2,650,000  Westchester County IDA (WRC)                         5.500    07/01/2009           -----                 2,382,615
     1,675,000  Yonkers IDA (Hudson Scenic Studio)                   5.875    11/01/2007        08/20/2004(c)            1,596,493
     1,025,000  Yonkers IDA (Philipsburgh Hall) (w)                  6.500    11/01/2001           -----                 1,024,877
       185,000  Yonkers IDA (Philipsburgh Hall) (w)                  6.750    11/01/2008        07/15/2005(c)              185,342
     1,000,000  Yonkers IDA (St. Joseph's Hospital), Series 98-B     5.900    03/01/2008        03/01/2006(c)              935,020
                                                                                                                    --------------
                                                                                                                     1,081,548,103
                                                                                                                    --------------

-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.0%
       700,000  American Samoa Power Authority                       7.000    09/01/2000           -----                   709,345
     2,225,000  Guam Airport Authority, Series A                     6.500    10/01/2023(s)     10/01/2003(b)            2,243,245
     4,410,000  Guam Airport Authority, Series B                     6.400    10/01/2005(s)     03/15/2003(g)            4,593,456
    15,335,000  Guam Airport Authority, Series B                     6.600    10/01/2010(s)     10/01/2003(b)           16,015,567
    21,115,000  Guam Airport Authority, Series B                     6.700    10/01/2023(s)     10/01/2003(b)           21,784,134
    15,075,000  Guam GO, Series A                                    5.375    11/15/2013        12/23/2011(c)           13,954,174
    11,780,000  Guam GO, Series A                                    5.400    11/15/2018        12/22/2016(c)           10,411,989
     1,760,000  Guam GO, Series A                                    5.625    09/01/2002        03/01/2000(b)            1,761,373
     5,250,000  Guam GO, Series A                                    5.750    09/01/2004        03/01/2000(b)            5,253,098
     1,975,000  Guam GO, Series A                                    5.900    09/01/2005        03/01/2000(b)            1,976,343
     1,000,000  Guam GO, Series A                                    6.000    09/01/2006        03/01/2000(b)            1,000,680
        35,000  Guam Highway, Series A                               6.300    05/01/2012(s)     05/01/2002(b)               36,591
     1,200,000  Guam Power Authority, Series A                       6.300    10/01/2012        10/01/2002(a)            1,278,192
       100,000  Guam Water System                                    7.000    07/01/2002        07/01/2000(b)              103,360
       110,000  Guam Water System                                    7.000    07/01/2009        07/01/2000(b)              113,725
       184,258  Puerto Rico Aquadilla Bus Lease (i)                  8.500    02/02/2002        02/16/2001(c)              185,758
       320,646  Puerto Rico Aquadilla Carts Lease (i)                8.000    02/02/2001        08/07/2000(c)              321,438
       443,354  Puerto Rico Aquadilla Equipment Lease (i)            8.000    01/26/2002        02/08/2001(c)              444,494
       266,476  Puerto Rico Aquadilla Truck Lease (i) (t)            8.500    10/15/2001        01/23/2001(c)              271,014
       396,240  Puerto Rico Aqueduct & Sewer Vehicle Lease (i)       7.250    03/21/2000           -----                   397,837
     2,247,099  Puerto Rico Dept. of Corrections Equipment Lease (i) 9.000    01/08/2003        08/09/2001(c)            2,294,086

                    27 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                         Effective         Market Value
       Amount                                                           Coupon      Maturity          Maturity*           See Note 1
====================================================================================================================================
$   1,949,945 Puerto Rico Dept. of Corrections Furniture Lease (i)       7.000 %     04/25/2004        06/06/2002(c)  $  1,949,536
       25,000 Puerto Rico Electric Power Authority                       6.000       07/01/2016(s)     07/01/2004(b)        25,207
       30,000 Puerto Rico Electric Power Authority                       6.000       07/01/2016(s)     07/01/2004(b)        30,557
      100,000 Puerto Rico GO                                             6.000       07/01/2014(s)     07/01/2002(b)       101,235
        5,000 Puerto Rico GO                                             6.000       07/01/2014(s)     07/01/2002(b)         5,111
    1,800,000 Puerto Rico GO YCN                                         7.584 (r)   07/01/2008(s)     07/01/2002(b)     1,896,750
       55,000 Puerto Rico HBFA                                           5.850       10/01/2009        04/01/2007(b)        56,437
      400,000 Puerto Rico HBFA                                           6.100       10/01/2015(s)     04/01/2007(b)       400,440
    2,184,452 Puerto Rico Health Dept. Equipment Lease (i)               7.099       07/23/2003        11/03/2001(c)     2,178,619
      125,000 Puerto Rico HFC                                            6.000       02/01/2009(s)     02/01/2002(b)       127,755
      100,000 Puerto Rico HFC                                            6.650       10/15/2010(s)     10/01/2001(b)       103,209
       10,000 Puerto Rico HFC                                            6.750       10/15/2013(s)     10/01/2001(b)        10,269
       30,000 Puerto Rico HFC                                            6.850       10/15/2023(s)     10/10/2001(b)        31,275
       40,000 Puerto Rico HFC                                            7.000       04/01/2000           -----             40,132
       10,000 Puerto Rico HFC                                            7.100       04/01/2002        04/01/2000(b)        10,247
      615,000 Puerto Rico HFC                                            7.200       04/01/2003        04/01/2000(b)       630,320
       90,000 Puerto Rico HFC                                            7.300       04/01/2006        04/01/2000(b)        92,264
       90,000 Puerto Rico HFC                                            7.300       10/01/2006        04/01/2000(b)        92,264
       55,000 Puerto Rico HFC                                            7.400       04/01/2007        04/01/2000(b)        56,397
       20,000 Puerto Rico HFC                                            7.450       10/15/2009(s)     09/27/2000(b)        20,559
       10,000 Puerto Rico HFC                                            7.500       10/15/2012(s)     09/27/2000(b)        10,279
    3,620,000 Puerto Rico HFC                                            7.500       10/01/2015(s)     04/01/2000(b)     3,712,817
    7,320,000 Puerto Rico HFC                                            7.500       04/01/2022(s)     04/01/2000(b)     7,508,856
      175,000 Puerto Rico HFC                                            7.650       10/15/2022(s)     09/27/2000(b)       180,100
    1,365,000 Puerto Rico Highway & Transportation Authority             6.625       07/01/2012(s)     07/01/2002(b)     1,418,781
      419,012 Puerto Rico HR Vehicle Lease (i)                           8.000       12/01/2000        09/02/2000(c)       420,529
       51,287 Puerto Rico HR Vehicle Lease (i)                           8.000       03/12/2001        09/15/2000(c)        51,550
      575,000 Puerto Rico IMEPCF (Abbott Labs)                           6.500       07/01/2009        07/01/2000(b)       589,088
    6,250,000 Puerto Rico IMEPCF (PepsiCo)                               6.250       11/15/2013        11/15/2002(b)     6,425,375
    7,175,000 Puerto Rico IMEPCF (PepsiCo)                               6.250       11/15/2013        11/15/2002(b)     7,376,331
      530,000 Puerto Rico IMEPCF (Squibb)                                6.500       07/01/2004(s)     07/01/2000(b)       539,434
    3,525,000 Puerto Rico Infrastructure                                 7.500       07/01/2009(s)     07/01/2000(b)     3,568,781
      235,000 Puerto Rico Infrastructure                                 7.600       07/01/2000           -----            237,959
       65,000 Puerto Rico Infrastructure                                 7.700       07/01/2001        07/01/2000(a)        65,818
        5,000 Puerto Rico Infrastructure                                 7.700       07/01/2001        07/01/2000(b)         5,063
    1,915,000 Puerto Rico Infrastructure                                 7.750       07/01/2008(s)     07/01/2000(b)     1,939,186
    3,140,000 Puerto Rico Infrastructure                                 7.900       07/01/2007(s)     07/01/2000(b)     3,180,035
    1,890,000 Puerto Rico ITEMECF (Mennonite General Hospital)           5.625       07/01/2017        06/15/2010(c)     1,633,527
    2,470,000 Puerto Rico ITEMECF (Mennonite General Hospital)           6.375       07/01/2006        09/28/2003(c)     2,473,507
    1,975,000 Puerto Rico ITEMECF (Mennonite General Hospital)           6.500       07/01/2012        07/27/2009(c)     1,929,852
    8,735,000 Puerto Rico ITEMECF (Mennonite General Hospital)           6.500       07/01/2018        03/07/2016(c)     8,351,097
      200,000 Puerto Rico ITEMECF (Polytech University)                  5.700       08/01/2013        07/15/2009(c)       192,600
    1,045,000 Puerto Rico ITEMECF (Ryder Memorial Hospital)              6.400       05/01/2009(s)     05/01/2004(b)     1,067,144
    5,000,000 Puerto Rico Municipal Finance Agency                       6.000       08/01/2016        08/01/2011(b)     5,162,050
      425,923 Puerto Rico Natural Resources Dept. Equipment Lease (i)    7.250       01/25/2002        02/06/2001(c)       425,940
    1,357,419 Puerto Rico Natural Resources Dept. Equipment Lease (i)    7.250       10/26/2003        11/24/2001(c)     1,346,654
      350,534 Puerto Rico Natural Resources Dept. Equipment Lease (i)(x) 7.250       11/23/2001        03/01/2001(c)       345,392
      370,826 Puerto Rico Office of the Governor Computer Lease (i)      6.906       09/30/2002        12/16/2000(c)       363,554
       95,000 Puerto Rico Port Authority                                 5.700       07/01/2003(s)     07/01/2000(b)        96,264
       20,000 Puerto Rico Port Authority                                 5.750       07/01/2002(s)     07/01/2000(b)        20,012
      425,000 Puerto Rico Port Authority                                 7.000       07/01/2014(s)     07/01/2001(b)       445,600
      110,000 Puerto Rico Port Authority                                 7.300       07/01/2007(s)     07/01/2000(b)       110,105
      100,000 Puerto Rico Port Authority (American Airlines)             6.300       06/01/2023           -----             97,663

                    28 LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                   Effective             Market Value
       Amount                                                     Coupon      Maturity          Maturity*               See Note 1
====================================================================================================================================
$       20,000  Puerto Rico Public Buildings Authority              6.000 %   07/01/2012(s)     07/01/2000(b)    $          20,020
     8,335,000  Puerto Rico Public Buildings Authority              6.000     07/01/2012(s)     07/01/2000(b)            8,343,335
       650,312  Puerto Rico State Courts Telephone System Lease (i) 7.250     06/04/2002        06/17/2001(c)              640,765
     1,620,000  Puerto Rico Urban Renewal                           7.875     10/01/2004(s)     04/01/2000(b)            1,656,304
        43,222  Puerto Rico Vocational Rehab. Vehicle Lease (i)     8.000     02/17/2002        03/02/2001(c)               43,375
       265,000  University of Puerto Rico                           5.500     06/01/2012        02/04/2008(c)              264,868
       500,000  University of V.I.                                  7.500     10/01/2009(s)     10/01/2004(b)              565,235
       500,000  University of V.I.                                  7.650     10/01/2014(s)     10/01/2004(b)              568,385
       602,000  V.I. GO (Hugo Insurance Claims Program)             7.750     10/01/2006(s)     06/19/2001(g)              634,514
        60,000  V.I. HFA                                            6.500     03/01/2025(s)     03/01/2005(b)               60,849
     5,000,000  V.I. Public Finance Authority                       5.500     10/01/2015           -----                 4,627,100
     1,000,000  V.I. Public Finance Authority                       5.500     10/01/2018        10/14/2017(c)              898,400
     2,830,000  V.I. Public Finance Authority                       6.000     10/01/2005           -----                 2,828,189
       175,000  V.I. Public Finance Authority                       6.000     10/01/2022        03/26/2021(c)              160,529
     2,000,000  V.I. Water & Power Authority                        5.000     07/01/2009        07/12/2008(c)            1,850,620
     1,100,000  V.I. Water & Power Authority                        7.200     01/01/2002        01/18/2001(a)            1,131,548
    11,995,000  V.I. Water & Power Authority                        7.400     07/01/2011        05/09/2001(a)           12,606,025
                                                                                                                     -------------
                                                                                                                       191,199,486
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,287,725,486)--100.0%                                                            1,272,747,589
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES--0.0%                                                                                      549,601
                                                                                                                     -------------
NET ASSETS --100.0%                                                                                                  1,273,297,190
                                                                                                                     =============




FOOTNOTES TO STATEMENT OF INVESTMENTS

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed:
     (a) Date of prerefunded call, or maturity date if escrowed to maturity.
     (b) Optional call date; corresponds to the most conservative yield calculation.
     (c) Average life due to mandatory (sinking fund) principal payments prior to maturity.
     (d) Date of mandatory put.
     (e) Date of conversion.
     (f) Effective maturity corresponding to variable coupon payment date.
     (g) Average life due to mandatory (sinking fund) principal payments prior to the applicable optional call date.
(i) Illiquid security -- See Note 5 of Notes to Financial Statements.
(r) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $34,601,622, or 2.63% of the Fund's total assets as of December 31, 1999.
(s) Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.
(t) Non-income accruing security.
(u) Partial interest payment received.
(v) Represents the current interest rate for a variable or increasing rate security.
(w) When-issued security or forward purchase commitment to be delivered and settled after December 31, 1999.
(x)Issuer is in default.



    See accompanying Notes to Financial Statements.


                    29 LIMITED TERM NEW YORK MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

===============================================================================
PORTFOLIO ABBREVIATIONS

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACLDD       Adults and Children with Learning and               RAES       Receipts of Accrual on Exempt Securities
            Developmental Disabilities                          RAN        Revenue Anticipation Notes
AOFMH       Aurelia Osborn Fox Memorial Hospital                Res Rec    Resource Recovery Facility
ARC         Association of Retarded Citizens                    RG&E       Rochester Gas and Electric
ASMF        Amsterdam Sludge Management Facility                SCHC       Senior Citizen Housing Corporation
BAN         Bond Anticipation Notes                             SCSB       Schuyler Community Services Board
CAB         Capital Appreciation Bond                           SLRHF      St. Luke Residential Healthcare Facility
CARS        Complimentary Auction Rate Security                 SONYMA     State of New York Mortgage Agency
Con Ed      Consolidated Edison Company                         SRGF       Solomon R. Guggenheim Foundation
COP         Certificates of Participation                       SWMA       Solid Waste Management Authority
CSD         Central School District                             UDC        Urban Development Corporation
DA          Dormitory Authority                                 V.I.       United States Virgin Islands
DIAMONDS    Direct Investment of Accrued Municipals             WHELC      Wartburg Home of the Evangelical Lutheran
EFC         Environmental Facilities Corporation                           Church
EHC         Elderly Housing Corporation                         WRC        Westchester Resco Company
ERDA        Energy Research and Development Authority           WWH        Wyandach/Wheatley Heights
G&E         Gas and Electric                                    YCN        Yield Curve Note
G&H         Geriatric and Healthcare
GO          General Obligation
GRIA        Greater Rochester International Airport
HBFA        Housing Bank and Finance Agency
HDC         Housing Development Corporation
HELP        Homeless Economic Loan Program
HFA         Housing Finance Agency
HFC         Housing Finance Corporation
HR          House of Representatives
IDA         Industrial Development Agency
IMEPCF      Industrial, Medical and Environmental Pollution
            Control Facilities
ITEMECF     Industrial, Tourist, Educational, Medical and
            Environmental Community Facilities
JBFS        Jewish Board of Family Services
JCC         Jewish Community Center
JDAM        Julia Dyckman Angus Memorial
LGAC        Local Government Assistance Corporation
LGSC        Local Government Services Corporation
LILCO       Long Island Lighting Corporation
LIMO        Limited Interest Municipal Obligation
MEET        Manhattan Eye, Ear and Throat
MTA         Metropolitan Transportation Authority
NIMO        Niagara Mohawk Power Corporation
NJ          New Jersey
NSCFGA      North Shore Child and Family Guidance Association
NY          New York
NYC         New York City
NYS         New York State
NYSEG       New York State Electric and Gas
OBPWC       Ocean Bay Park Water Corporation
PACES       Potsdam Auxiliary and College Educational Service
PRAMS       Prudential Receipts of Accrual Municipal Securities

                     30 LIMITED TERM NEW YORK MUNICIAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

================================================================================
INDUSTRY CONCENTRATIONS     December 31, 1999

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:


INDUSTRY                                                 MARKET VALUE               PERCENT
---------------------------------------------------------------------------------------------
General Obligation                                       $255,560,165                  20.1 %
Hospital/Healthcare                                       119,633,924                   9.4
Marine/Aviation Facilities                                117,552,545                   9.2
Municipal Leases                                          111,607,265                   8.8
Multifamily Housing                                       109,105,283                   8.6
Electric Utilities                                        106,254,561                   8.3
Resource Recovery                                          68,247,970                   5.4
Higher Education                                           66,287,810                   5.2
Single Family Housing                                      58,898,735                   4.6
Pollution Control                                          53,329,250                   4.2
Nonprofit Organization                                     42,628,747                   3.3
Highways/Railways                                          42,281,608                   3.3
Manufacturing, Non-Durable Goods                           27,613,573                   2.2
Water Utilities                                            20,692,338                   1.6
Gas Utilities                                              19,491,741                   1.5
Sales Tax Revenue                                          17,604,879                   1.4
Manufacturing, Durable Goods                               12,330,378                   1.0
Other                                                      23,626,817                   1.9
                                                ---------------------------------------------
                                                       $1,272,747,589                 100.0 %
                                                =============================================


================================================================================
SUMMARY OF RATINGS     December 31, 1999     Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:


RATING                                                                              PERCENT
---------------------------------------------------------------------------------------------
AAA                                                                                    19.2 %
AA                                                                                     12.0
A                                                                                      41.1
BBB                                                                                    22.8
BB                                                                                      0.0
B                                                                                       0.0
CCC                                                                                     0.0
CC                                                                                      0.0
C                                                                                       0.0
Not Rated                                                                               4.9
                                                                                   ----------
                                                                                    100.0 %
                                                                                   ==========

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

                     31 LIMITED TERM NEW YORK MUNICIAL FUND

STATEMENT OF ASSETS AND LIABILITIES     December 31, 1999


====================================================================================================
ASSETS
Investments, at value (cost $1,287,725,486)--see accompanying statement               $1,272,747,589
----------------------------------------------------------------------------------------------------
Cash                                                                                       4,765,754
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                  24,543,364
Investments sold                                                                          11,271,133
Shares of beneficial interest sold                                                         4,690,854
Other                                                                                         17,443
                                                                                     ---------------
Total assets                                                                           1,318,036,137
====================================================================================================
LIABILITIES
Payables and other liabilities:
Note payable to bank (interest rate 5.625% at 12/31/99)                                   31,200,000
Investments purchased                                                                      7,136,682
Shares of beneficial interest redeemed                                                     5,637,212
Dividends                                                                                    345,069
Trustees' compensation                                                                       159,302
Other                                                                                        260,682
                                                                                     ---------------
Total liabilities                                                                         44,738,947
====================================================================================================
NET ASSETS                                                                            $1,273,297,190
                                                                                     ===============
====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                       $1,313,188,861
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                          419,113
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                 (25,332,887)
----------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                               (14,977,897)
                                                                                     ---------------
Net assets                                                                            $1,273,297,190
                                                                                     ===============
====================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,025,714,473 and 321,398,604 shares of beneficial interest outstanding)                      $3.19
Maximum offering price per share (net asset value plus sales charge of
3.50% of offering price)                                                                       $3.31
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $88,757,534 and
27,838,154 shares of beneficial interest outstanding)                                          $3.19
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,329,270 and
37,478,234 shares of beneficial interest outstanding)                                          $3.18
----------------------------------------------------------------------------------------------------
Class X Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,495,913 and
12,348,430 shares of beneficial interest outstanding)                                          $3.20

   See accompanying Notes to Financial Statements.

                     32 LIMITED TERM NEW YORK MUNICIAL FUND

STATEMENT OF OPERATIONS     For the Year Ended December 31, 1999


====================================================================================================
INVESTMENT INCOME
Interest                                                                                 $70,617,563
====================================================================================================
EXPENSES
Management fees                                                                            5,372,033
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    2,573,038
Class B                                                                                      781,955
Class C                                                                                    1,161,836
Class X                                                                                      331,936
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                      309,981
Class B                                                                                       44,329
Class C                                                                                       46,252
Class X                                                                                       25,476
----------------------------------------------------------------------------------------------------
Accounting service fees                                                                      392,771
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  151,058
----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                       144,387
----------------------------------------------------------------------------------------------------
Other                                                                                        436,716
----------------------------------------------------------------------------------------------------
Interest                                                                                     442,615
                                                                                       -------------
Total expenses                                                                            12,214,383
Less expenses paid indirectly                                                               (77,245)
                                                                                       -------------
Net expenses                                                                              12,137,138
====================================================================================================
NET INVESTMENT INCOME                                                                     58,480,425
====================================================================================================
REALIZED AND UNREALIZED LOSS
Net realized loss on investments                                                        (15,573,998)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                    (56,843,187)
                                                                                     ---------------
Net realized and unrealized loss                                                        (72,417,185)
====================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $(13,936,760)
                                                                                     ===============

   See accompanying Notes to Financial Statements.

                     33 LIMITED TERM NEW YORK MUNICIAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                                        1999                     1998
============================================================================================================================
OPERATIONS
Net investment income                                                                   $58,480,425              $48,783,527
----------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                       (15,573,998)                (479,664)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                   (56,843,187)              10,408,295
                                                                                --------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (13,936,760)              58,712,158
============================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                 (48,813,022)             (42,908,426)
Class B                                                                                  (2,946,049)              (1,728,342)
Class C                                                                                  (4,465,531)              (2,438,783)
Class X                                                                                  (1,790,803)              (2,182,644)
=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                                 105,030,998              199,445,734
Class B                                                                                  28,738,925               42,482,889
Class C                                                                                  31,044,037               67,445,258
Class X                                                                                  (5,563,113)              (5,528,643)
============================================================================================================================
NET ASSETS
Total increase                                                                           87,298,682              313,299,201
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,185,998,508              872,699,307
                                                                                --------------------------------------------
End of period (including undistributed net investment income of $419,113
and excess of distributions over net investment income of $45,907, respectively)     $1,273,297,190           $1,185,998,508
                                                                                ============================================

See accompanying Notes to Financial Statements.

                     34 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS

CLASS A          Year Ended December 31,                    1999              1998            1997             1996 (1)        1995
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.37             $3.34           $3.26            $3.28           $3.15
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.15              0.16            0.17             0.17            0.18
Net realized and unrealized gain (loss)                    (0.18)             0.03            0.08            (0.02)           0.13
                                                   --------------------------------------------------------------------------------
Total income (loss) from investment operations             (0.03)             0.19            0.25             0.15            0.31
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.15)            (0.16)          (0.17)           (0.17)          (0.18)
                                                   ---------------------------------------------------------------------------------
Total dividends and distributions to shareholders          (0.15)            (0.16)          (0.17)           (0.17)          (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.19             $3.37           $3.34            $3.26           $3.28
                                                   =================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (0.87)%           5.94%           8.01%            4.82%          10.01%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $1,025,714         $979,316        $771,828         $634,172        $567,537
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $1,060,745         $884,849        $677,376         $606,742        $520,990
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                       4.64%             4.80%          5.27%            5.37%           5.44%
Expenses                                                    0.81%             0.82% (4)      0.83%            0.89%           0.90%
Expenses, net of indirect expenses and interest (5) (6)     0.77%             0.80%          0.80%            0.83%           0.83%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                   37%               25%            27%              24%             22%





(1)  On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6)  Prior  year  ratios  have  been   restated  to  conform  to  current   year
     presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.

   See accompanying Notes to Financial Statements.

                     35 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS     Continued

CLASS B          Year Ended December 31,                    1999                1998               1997 (8)
==============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.37               $3.34              $3.25
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.13                0.14               0.10
Net realized and unrealized gain (loss)                    (0.18)               0.03               0.09
                                                         -----------------------------------------------------
Total income (loss) from investment operations             (0.05)               0.17               0.19
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.13)              (0.14)             (0.10)
                                                         -----------------------------------------------------
Total dividends and distributions to shareholders          (0.13)              (0.14)             (0.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.19               $3.37              $3.34
                                                         =====================================================

==============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (1.64)%             5.13%              5.89%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $88,758             $64,388            $21,500
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $78,263             $43,620             $9,873
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                        3.84%               3.97%              4.18%
Expenses                                                     1.59%               1.59% (4)          1.56%
Expenses, net of indirect expenses and interest (5) (6)      1.55%               1.57%              1.54%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                    37%                 25%                27%






(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6) Prior year ratios have been restated to conform to current year presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.
(8)  For the period from May 1, 1997 (inception of offering) to December 31,
     1997.

   See accompanying Notes to Financial Statements.

                     36 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS     Continued

CLASS C          Year Ended December 31,                    1999                1998               1997 (8)
=============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.36               $3.33              $3.25
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.13                0.14               0.10
Net realized and unrealized gain (loss)                    (0.18)               0.03               0.08
                                                       ------------------------------------------------------
Total income (loss) from investment operations             (0.05)               0.17               0.18
-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.13)              (0.14)             (0.10)
                                                       ------------------------------------------------------

Total dividends and distributions to shareholders          (0.13)              (0.14)             (0.10)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.18               $3.36              $3.33
                                                       ======================================================

=============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (1.63)%             5.15%              5.58%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $119,329             $94,870            $26,862
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $116,249             $61,717            $12,705
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                       3.86%               3.98%              4.22%
Expenses                                                    1.57%               1.57% (4)          1.54%
Expenses, net of indirect expenses and interest (5) (6)     1.53%               1.55%              1.51%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                   37%                 25%                27%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6) Prior year ratios have been restated to conform to current year presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.
(8)  For the period from May 1, 1997 (inception of offering) to December 31,
     1997.

   See accompanying Notes to Financial Statements.

                    37 LIMITED TERM NEW YORK MUNICIAL FUND

FINANCIAL HIGHLIGHTS     Continued


CLASS X          Year Ended December 31,                    1999            1998            1997            1996 (1)        1995 (9)
====================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $3.38           $3.35           $3.27           $3.28           $3.21
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       0.13            0.15            0.16            0.16            0.11
Net realized and unrealized gain (loss)                    (0.18)           0.03            0.08           (0.01)           0.07
                                                        ----------------------------------------------------------------------------
Total income (loss) from investment operations             (0.05)           0.18            0.24            0.15            0.18
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (0.13)          (0.15)          (0.16)          (0.16)          (0.11)
                                                        ----------------------------------------------------------------------------
Total dividends and distributions to shareholders          (0.13)          (0.15)          (0.16)          (0.16)          (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $3.20           $3.38           $3.35           $3.27           $3.28
                                                        ============================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (2)                       (1.39)%         5.38%           7.44%           4.59%           5.65%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $39,496         $47,424         $52,510         $40,828         $16,415
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $44,237         $49,866         $49,563         $28,971          $8,869
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment income                                       4.11%           4.30%           4.75%           4.85%           5.21%
Expenses                                                    1.34%           1.35% (4)       1.35%           1.38%           0.90%
Expenses, net of indirect expenses and interest (5) (6)     1.30%           1.32%           1.32%           1.32%           0.83%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                                 37%             25%             27%             24%             22%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(3)  Annualized for periods of less than one full year.
(4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(6) Prior year ratios have been restated to conform to current year presentation.
(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $624,429,182 and $478,113,286, respectively.
(8)  For the period from May 1, 1997 (inception of offering) to December 31,
     1997.
(9)  For the period from May 1, 1995 (inception of offering) to December
     31, 1995.

   See accompanying Notes to Financial Statements.

                    38 LIMITED TERM NEW YORK MUNICIAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES

Limited  Term  New York  Municipal  Fund  (the  Fund) is a  separate  series  of
Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. As of January 6, 1998, the Fund is no longer offering Class X shares (Class X shares were designated as Class B shares prior to May 1, 1997). Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class X shares may also be subject to a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and X have separate distribution and/or service plans. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $7,018,428.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,286,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1999, a provision of $104,098 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $150,007 as of December 31, 1999.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                     39 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

================================================================================
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2.  SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                             Year Ended December 31, 1999       Year Ended December 31, 1998
                                             Shares               Amount        Shares               Amount
-------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                         112,559,156     $371,678,795       85,263,031      $285,730,451
Dividends and/or distributions reinvested      9,638,646       31,694,788        8,362,718        28,044,127
Redeemed                                     (91,380,672)    (298,342,585)     (34,100,531)     (114,328,844)
                                         --------------------------------------------------------------------
Net increase                                  30,817,130     $105,030,998       59,525,218      $199,445,734
                                         ====================================================================
-------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                         11,890,955       $39,104,573       13,306,853       $44,568,293
Dividends and/or distributions reinvested       638,858         2,095,730          360,864         1,209,382
Redeemed                                     (3,819,240)      (12,461,378)        (983,181)       (3,294,786)
                                         -------------------------------------------------------------------
Net increase                                  8,710,573       $28,738,925       12,684,536       $42,482,889
                                         ===================================================================
------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                         20,030,859       $66,135,515       22,535,160      $75,428,610
Dividends and/or distributions reinvested     1,035,649         3,395,130          552,623        1,849,561
Redeemed                                    (11,796,007)      (38,486,608)      (2,936,551)      (9,832,913)
                                         -------------------------------------------------------------------
Net increase                                  9,270,501       $31,044,037       20,151,232      $67,445,258
                                         ===================================================================
------------------------------------------------------------------------------------------------------------
CLASS X
Sold                                           ------         $  ------             5,830        $  19,325
Dividends and/or distributions reinvested       362,172         1,195,024         443,451        1,488,806
Redeemed                                     (2,059,716)       (6,758,137)     (2,094,913)      (7,036,774)
                                         -------------------------------------------------------------------
Net decrease                                 (1,697,544)      $(5,563,113)     (1,645,632)     $(5,528,643)
                                         ===================================================================

                    40 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

================================================================================
3.  SECURITIES INFORMATION

As of December 31, 1999, net unrealized depreciation on securities of $14,977,897 was composed of gross appreciation of $11,082,952, and gross depreciation of $26,060,849.
     As of December 31, 1999, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,287,772,179 was:

          Gross unrealized appreciation        $ 11,061,002
          Gross unrealized depreciation         (26,085,592)
                                             ---------------
Net unrealized depreciation                    $(15,024,590)
                                             ===============

================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million, 0.40% of the next $1.75 billion, and 0.39% of average daily net assets in excess of $2 billion. The Fund's management fee for the year ended December 31, 1999 was 0.41% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1999, the Fund paid $392,771 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1999, the Fund paid OFS $426,038.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                         Aggregate             Class A         Commissions         Commissions         Commissions
                                         Front-End           Front-End          on Class A          on Class B          on Class C
                                     Sales Charges       Sales Charges              Shares              Shares              Shares
                                        on Class A         Retained by         Advanced by         Advanced by         Advanced by
Year Ended                                  Shares         Distributor      Distributor(1)      Distributor(1)      Distributor(1)
---------------------------------------------------------------------------------------- -----------------------------------------
December 31, 1999                       $3,235,381            $366,186          $1,785,574            $881,649            $602,450

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                           Class A                    Class B                   Class C                     Class X
                               Contingent Deferred        Contingent Deferred       Contingent Deferred         Contingent Deferred
                                     Sales Charges              Sales Charges             Sales Charges               Sales Charges
Year Ended                 Retained by Distributor    Retained by Distributor   Retained by Distributor     Retained by Distributor
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 1999                         $133,654                   $180,775                   $82,528                     $57,568

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class X shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $2,573,038, all of which was paid by the Distributor to recipients. That included $45,289 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                    41 LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS     Continued

================================================================================
CLASS B, CLASS C AND CLASS X DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class X plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B and Class X shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999 were as follows:

                                                                      Distributor's           Distributor's
                                                                          Aggregate            Unreimbursed
                                                                       Unreimbursed           Expenses as %
                           Total Payments         Amount Retained           Expenses         of Net Assets
                               Under Plan          by Distributor         Under Plan              of Class
-----------------------------------------------------------------------------------------------------------
Class B Plan                    $ 781,955                $698,485         $2,094,673                 2.36 %
Class C Plan                    1,161,836                 767,185          1,647,219                 1.38
Class X Plan                      331,936                 233,470               ----                 ----

================================================================================
5.  ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 1999, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999 was $16,083,707, which represents 1.26% of the Fund's net assets.
================================================================================
6.  BANK BORROWINGS

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1999 was $8,313.
     The Fund had borrowings outstanding of $31,200,000 at December 31, 1999. For the year ended December 31, 1999, the average monthly loan balance was $7,600,356 at an average interest rate of 5.730%. The maximum amount of borrowings outstanding at any month-end was $31,200,000.

                    42 LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
To the Board of Trustees and Shareholders of Rochester Portfolio Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund (the sole portfolio constituting Rochester Portfolio Series, hereafter referred to as the Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
January 24, 2000


================================================================================
Federal Income Tax Information    Unaudited

In early 2000, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended December 31, 1999 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal, New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (84.6%), Guam (6.3%), Puerto Rico (6.0%), Virgin Islands (3.0%), American Samoa (0.1%).

During 1999, 25.2% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    43 LIMITED TERM NEW YORK MUNICIPAL FUND

LIMITED TERM NEW YORK MUNICIPAL FUND

================================================================================
OFFICERS AND TRUSTEES             Bridget A. Macaskill, Chairman of the Board
                                        of Trustees and President
                                  John Cannon, Trustee
                                  Paul Y. Clinton, Trustee
                                  Thomas W. Courtney, Trustee
                                  Robert G. Galli, Trustee
                                  Lacy B. Herrmann, Trustee
                                  George Loft, Trustee
                                  Ronald H. Fielding, Vice President
                                  Andrew J. Donohue, Secretary
                                  Brian W. Wixted, Treasurer
                                  Robert G. Zack, Assistant Secretary
                                  Robert J. Bishop, Assistant Treasurer
                                  Adele A. Campbell, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
================================================================================
Investment Advisor                OppenheimerFunds, Inc.
================================================================================
Distributor                       OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder          OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of                      Citibank, N.A.
Portfolio Securities
================================================================================
Independent Accountants           PricewaterhouseCoopers LLP
================================================================================
Legal Counsel                     Kirkpatrick & Lockhart LLP


                    This is a copy of a report to shareholders of Limited Term New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Limited Term New York
                    Municipal Fund. For material information concerning the Fund, see the Prospectus.

                    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                    44 LIMITED TERM NEW YORK MUNICIPAL FUND

MUNICIPAL BONDS--THE COMMUNITY INVESTMENT
--------------------------------------------------------------------------------

     When you invest in municipal securities through a mutual fund, your dollars are being put to work primarily in your state's communities -- helping finance the development of buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In New York, the interest is also free from New York City local income taxes.
     Many investors consider this the primary advantage of a municipal bond fund like the Limited Term New York Municipal Fund. But another reason to own municipal bonds is that they provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in New York. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.
     When you review the enclosed listing of the Fund's portfolio of issues, you're likely to find many projects that help to improve the standard of living in your community. It's one of the -- admittedly few -- advantages of the current tax code: the ability to earn tax-free income and be supportive of the great State of New York.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

               INFORMATION AND SERVICES
               ----------------------------------------

                    As an  Oppenheimer  fund  shareholder,  you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website -- we're here to help.

               Internet                                 www.oppenheimerfunds.com
               -----------------------------------------------------------------
               24-hr access to account information and transactions

               General Information                               1-800-525-7048
               -----------------------------------------------------------------
               Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

               Telephone Transactions                            1-800-852-8457
               -----------------------------------------------------------------
               Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

               PhoneLink                                         1-800-533-3310
               -----------------------------------------------------------------
               24-hr automated information and automated transactions

               Telecommunications Device for the Deaf (TDD)      1-800-843-4461
               -----------------------------------------------------------------
               Mon-Fri 8:30am-7pm ET

               OppenheimerFunds Information Hotline              1-800-835-3104
               -----------------------------------------------------------------
               24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

               Transfer and Shareholder Servicing Agent
               OppenheimerFunds Services
               P.O. Box 5270, Denver, CO 80217-5270

(inside back cover)

[logo] Limited Term New York Municipal Fund

The Rochester Funds
-------------------------------------------------
          A Division of OppenheimerFunds, Inc.
          350 Linden Oaks
          Rochester, New York 14625-2807
          716-383-1300

Investment Advisor
-------------------------------------------------
          OppenheimerFunds, Inc.
          Two World Trade Center
          New York, NY 10048-0203

Distributor
-------------------------------------------------
          OppenheimerFunds Distributor, Inc.
          Two World Trade Center
          New York, NY 10048-0203

Independent Accountants
-------------------------------------------------
          PricewaterhouseCoopers LLP
          Denver, CO

Custodian
-------------------------------------------------
          Citibank, N.A.
          New York, NY

Transfer and Shareholder Servicing Agent
-------------------------------------------------
          OppenheimerFunds Services
          P.O. Box 5270
          Denver, CO 80217-5270
          800-552-1129


     This Annual Report is for the information of shareholders of Limited Term New York Municipal Fund. It must be preceded or accompanied by a current prospectus for the Fund.
     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
     Call our Toll-Free Customer Service today at 1-800-525-7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.



RA0355.001.0100   February 29, 2000
--------------------------------------------------------------------------------

[logo] OppenheimerFunds(R)
       The Right Way to Invest

     OppenheimerFunds Distributor, Inc.
     Rochester Division
     350 Linden Oaks
     Rochester, NY  14625-2807

(back cover)